                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

  Van Kampen American Capital Utility Fund (the "Fund"), seeks to provide its shareholders with capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry ("Utility Securities"). Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods and services. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Utility Securities. In addition, the Fund may invest up to 20% of its assets in income securities rated BB or B by Standard & Poor's Ratings Group ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") (or comparably rated by any other nationally recognized statistical rating service ("NRSRO")) or in unrated income securities considered by the Fund's investment adviser to be of comparable or higher quality. The Fund may invest up to 35% of its assets in foreign currency denominated securities issued by non-U.S. issuers. There can be no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

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                                                                                        PAGE
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
The Fund and the Trust.................................................................. B-2
Investment Policies and Restrictions.................................................... B-2
Additional Investment Considerations.................................................... B-4
Description of Securities Ratings....................................................... B-13
Trustees and Officers................................................................... B-20
Investment Advisory and Other Services.................................................. B-28
Custodian and Independent Accountants................................................... B-29
Portfolio Transactions and Brokerage Allocation......................................... B-29
Tax Status of the Fund.................................................................. B-30
The Distributor......................................................................... B-30
Legal Counsel........................................................................... B-31
Performance Information................................................................. B-31
Independent Accountants' Report......................................................... B-34
Financial Statements.................................................................... B-35
Notes to Financial Statements........................................................... B-41

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end diversified management investment company. The Trust is a Delaware business trust established under the laws of the State of Delaware by a Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). At present, the Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Prospector Fund, Van Kampen American Capital Great American Companies Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustee can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares with $0.01 par value. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

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

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

   2. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

   3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the

Fund considers it advantageous to purchase or sell securities. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

UTILITY SECURITIES

  Entities that issue Utility Securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, costs associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Issuers of Utility Securities generally have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of issuers of Utility Securities to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Issuers of Utility Securities are subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of issuers of Utility Securities to service principal, interest and dividend payments. Because of the Trust's policy of investing at least 80% of its total assets in Utility Securities, the Trust is more susceptible than an investment company without such a policy to economic, political, environmental or regulatory occurrences affecting issuers of Utility Securities. See "Investment Objective and Policies" in the Prospectus.

  Electric Utilities. Certain electric utilities ("Electric Utilities") with uncompleted nuclear power facilities may have problems completing and licensing such facilities, and there is public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such Electric Utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to Utility Securities. Electric Utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels. Electric Utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance.

  Gas Utilities. Many gas utilities ("Gas Utilities") generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some Gas Utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the Gas Utility. Gas Utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

  Telecommunications Utilities. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or another formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

LOWER GRADE SECURITIES

  The Fund may invest up to 20% of its assets in lower-grade income securities, including lower-grade fixed-income Utility Securities. Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's. Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of such securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

  Because the Fund may invest up to 20% of its assets in these unrated income securities, achievement by the Fund of its investment objective may be more dependent upon the Adviser's investment analysis than would be the case if the Fund were investing exclusively in rated securities.

MONEY MARKET INSTRUMENTS

  Money market instruments include (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Money Market Securities"), (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"), (c) commercial paper (including variable amount master demand notes) rated at least A-3 by S&P or Prime-3 by Moody's or, if not so rated, issued by a corporation which has outstanding debt obligations rated at least AA by S&P or Aa by Moody's and (d) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by S&P or Aa by Moody's. Money market securities are subject, however, to the limitation that they mature within one year of the date of their purchase or are subject to repurchase agreements maturing within one year. Government Money Market Securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and banker's acceptances of domestic banks (or Euro-dollar obligations of foreign branches of such domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as such accounts themselves.

  The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, in addition to the factors described in the Prospectus under the heading "Investment Objective and Policies," the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any other NRSRO.

STRATEGIC TRANSACTIONS.

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having significant speculative characteristics.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.

The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

          1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

          2. Nature of, and provisions of, the issue;

          3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA   This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA    A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

  A     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB   An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB    Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B     predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC   stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C     A preferred stock rated "C" is a nonpaying issue.
  D     A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR:   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
        PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short- term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                            AMOUNT OF
                                                           OWNERSHIP AT      CLASS OF    PERCENTAGE
                  NAME AND ADDRESS OF HOLDER             OCTOBER 17, 1996     SHARES     OWNERSHIP
        ----------------------------------------------   ----------------    --------    ---------
        Van Kampen American Capital Trust Company.....        291,723            A          8.10%
          2800 Post Oak Blvd.                                 436,537            B          7.60%
          Houston, TX 77056                                    15,330            C          4.81%
        Smith Barney Inc. ............................         32,495            C         10.19%
          00187318495
          388 Greenwich Street
          New York, NY 10013-2375

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P., are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1994 and for the years ended June 30, 1995 and June 30, 1996, the Fund recognized advisory expenses of $749,584, $874,190 and $1,009,003, respectively.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  For the period ended June 30, 1994 and for the years ended June 30, 1995 and 1996, the Fund recognized expenses of approximately $5,300, $8,800 and $12,300, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the fund's. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1994 and for the years, ended June 30, 1995 and 1996, the Fund recognized expenses of approximately $9,200, $9,200 and $10,100, respectively, representing Van Kampen American Capital, Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Distribution Plan provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1994, the Fund recognized expenses under the Plans of $129,926, $713,771 and $6,339 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $107,353 and $176,184 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the year ended June 30, 1994, the Fund has reimbursed the Distributor $5,109 and $8,437 for advertising expenses, and $14,651 and $24,485 for compensation of the Distributor's sales personnel for the Class A and Class B Shares, respectively.

  For the year ended June 30, 1995, the Fund recognized expenses under the Plans of $150,498, $821,749 and $12,075 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $125,426, $202,654 and $3,773 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $21,667, $34,789 and $0 for advertising expenses, and $6,229, $9,082 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $145,428, $930,703 and $40,805 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $120,117, $191,546 and $17,100 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares, redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1996 was 13.01% and (ii) the approximately two year, 11 month period from July 28, 1993 (the commencement of investment operations of the Fund) through June 30, 1996 was 4.52%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 13.82%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 20.74%.

CLASS B SHARES

  The average total return, including the payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1996 was 15.08% and (ii) the approximately two year, 11 month period from July 28, 1993 (the commencement of investment operations of the Fund) through June 30, 1996 was 4.75%.

  The Fund's cumulative non-standardized total return, including the payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 14.56%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 18.06%.

CLASS C SHARES

  The average total return, including the payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1996 was 18.00% and (ii) the approximately two year, 11 month period from August 13, 1993 (the commencement of distribution of the Class C Shares) through June 30, 1995 was 5.51%.

  The Fund's cumulative non-standardized total return, including the payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 16.69%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 16.69%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Utility Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Utility Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Utility Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
July 30, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

Security Description                                             Shares    Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  88.5%
ELECTRIC UTILITIES  53.1%
Allegheny Power Systems Inc. ................................   114,000    $ 3,519,750
Carolina Power & Light Co. ..................................    88,000      3,344,000
Cinergy Corp.................................................   109,000      3,488,000
CMS Energy Corp. ............................................   117,000      3,612,375
DPL Inc. ....................................................    98,700      2,405,813
DTE Energy Co. ..............................................    99,000      3,056,625
Duke Power Co. ..............................................    55,740      2,856,675
Edison International.........................................   194,000      3,419,250
Empresa Nacional de Electricidad - ADR (Spain)...............    22,000      1,377,750
Entergy Corp. ...............................................   113,000      3,206,375
Florida Progress Corp. ......................................    96,000      3,336,000
FPL Group Inc. ..............................................    74,000      3,404,000
General Public Utilities Corp. ..............................   104,175      3,672,169
Houston Industries Inc. .....................................   135,000      3,324,375
Illinova Corp. ..............................................   124,000      3,565,000
National Power PLC - ADR (UK)................................    99,500      2,425,312
Nipsco Inc. .................................................   108,800      4,379,200
Ohio Edison Co. .............................................   143,000      3,128,125
Peco Energy Co. .............................................    75,000      1,950,000
Pinnacle West Capital Corp. .................................   115,400      3,505,275
Portland General Corp. ......................................   110,000      3,396,250
Powergen PLC - ADR (UK)......................................    84,000      1,743,000
Public Service Co. of New Mexico.............................   236,000      4,838,000
Scana Corp. .................................................   129,000      3,628,125
Sierra Pacific Resources.....................................   100,000      2,537,500
Texas Utilities Co. .........................................    80,000      3,420,000
                                                                           -------------
                                                                            82,538,944
                                                                           -------------
OIL, GAS, PIPELINE AND DISTRIBUTION  14.5%
Columbia Gas Systems Inc. ...................................    56,000      2,919,000
El Paso Natural Gas Co. .....................................    43,000      1,655,500
MCN Corp. ...................................................    75,000      1,828,125
MCN Corp. - Convertible Preferred............................    32,200        821,100
Nicor Inc. ..................................................    92,211      2,616,487
Noram Energy Corp. ..........................................   200,000      2,175,000
Panenergy Corp. .............................................    80,000      2,630,000
Questar Corp. ...............................................    74,000      2,516,000
Sonat Inc. ..................................................    40,000      1,800,000
Southwest Gas Corp. .........................................   100,000      1,600,000

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

Security Description                                             Shares    Market Value
------------------------------------------------------------------------------------
OIL, GAS, PIPELINE AND DISTRIBUTION (CONTINUED)
Williams Cos Inc. - Convertible Preferred....................    25,000    $ 1,965,625
                                                                           -------------
                                                                            22,526,837
                                                                           -------------
REAL ESTATE INVESTMENT TRUSTS  3.0%
Bay Apartment Community Inc. ................................    82,500      2,134,687
Meditrust....................................................    75,000      2,503,125
                                                                           -------------
                                                                             4,637,812
                                                                           -------------
TELECOMMUNICATIONS  17.9%
Ameritech Corp. .............................................    25,670      1,524,156
AT & T Corp. ................................................    31,600      1,959,200
Bellsouth Corp. .............................................    48,000      2,034,000
Cable & Wireless PLC - ADR (UK)..............................    76,000      1,501,000
Century Telephone Enterprises Inc. ..........................    46,000      1,466,250
Frontier Corp. ..............................................    50,000      1,531,250
GTE Corp. ...................................................    40,000      1,790,000
Lucent Technologies Inc. ....................................    12,300        465,863
MCI Communications Corp. ....................................    55,000      1,409,375
MFS Communications Inc. - Convertible Preferred..............    24,000      1,524,000
Nextel Communications Inc. (b)...............................    60,000      1,143,750
Pasifik Satelit Nusantara - ADR (Indonesia) (b)..............   115,000      2,300,000
Portugal Telecom SA - ADR (Portugal) (b).....................    80,200      2,105,250
SBC Communications Inc. .....................................    57,000      2,807,250
Sprint Corp. - Convertible Debt..............................    60,000      2,415,000
Telefonica de Espana - ADR (Spain)...........................    26,000      1,433,250
Teleport Communications Group (b)............................    24,300        464,859
                                                                           -------------
                                                                            27,874,453
                                                                           -------------
TOTAL COMMON AND PREFERRED STOCKS.....................................     137,578,046
                                                                           -------------
FIXED INCOME SECURITIES  9.4%
CABLE TELEVISION  0.6%
Cox Communications Inc. ($1,000,000 par, 6.875% coupon, 06/15/05
  maturity, S&P rating A-)............................................         966,435
                                                                           -------------
ELECTRIC UTILITIES  2.4%
Idaho Power Co. ($500,000 par, 8.000% coupon, 03/15/04 maturity, S&P
  rating A+)..........................................................         523,572
Iowa Electric Light & Pwr Co. ($700,000 par, 8.625% coupon, 05/15/01
  maturity, S&P rating A).............................................         748,213
Texas Utilities Electric Co. ($1,000,000 par, 8.250% coupon, 04/01/04
  maturity, S&P rating BBB+)..........................................       1,054,061
Union Electric Co. ($500,000 par, 7.375% coupon, 12/15/04 maturity,
  S&P rating AA-).....................................................         506,595
Virginia Electric & Pwr Co. ($1,000,000 par, 6.625%
  coupon, 04/01/03 maturity, S&P rating A)............................         976,270
                                                                           -------------
                                                                             3,808,711
                                                                           -------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

Security Description                                                     Market Value
------------------------------------------------------------------------------------
OIL, GAS, PIPELINE AND DISTRIBUTION  2.7%
Colorado Interstate Gas Co. ($500,000 par, 10.000% coupon, 06/15/05
  maturity, S&P rating BBB-)..........................................  $    584,869
Enron Corp. ($1,000,000 par, 7.125% coupon, 05/15/07 maturity, S&P
  rating BBB+)........................................................       980,182
Laclede Gas Co. ($330,000 par, 8.500% coupon, 11/15/04 maturity, S&P
  rating AA-).........................................................       357,363
Panhandle Eastern Pipeline Co. ($500,000 par, 7.875% coupon, 08/15/04
  maturity, S&P rating BBB)...........................................       513,770
Southwest Gas Corp. ($400,000 par, 9.750% coupon, 06/15/02 maturity,
  S&P rating BBB-)....................................................       439,724
Texas Eastern Transmission Corp. ($100,000 par, 8.000% coupon,
  07/15/02 maturity, S&P rating BBB)..................................       103,900
Texas Gas Transmission Corp. ($1,090,000 par, 8.625% coupon,
  04/01/2004 maturity, S&P rating BBB)................................     1,175,942
                                                                        ------------
                                                                           4,155,750
                                                                        ------------
TELECOMMUNICATIONS  3.7%
360 Communications ($1,000,000 par, 7.125% coupon, 03/01/03 maturity,
  S&P rating BBB-)....................................................       960,450
AT & T Corp. ($1,000,000 par, 7.500% coupon, 06/01/06 maturity, S&P
  rating AA)..........................................................     1,023,813
GTE Corp. ($900,000 par, 9.375% coupon, 12/01/00 maturity, S&P rating
  BBB+)...............................................................       983,117
MCI Communications Corp. ($1,000,000 par, 7.500% coupon, 08/20/04
  maturity, S&P rating A).............................................     1,021,841
Sprint Corp. ($1,000,000 par, 8.125% coupon, 07/15/02 maturity, S&P
  rating BBB).........................................................     1,054,145
United Telecommunications Kansas ($617,000 par, 9.750% coupon,
  04/01/00 maturity, S&P rating BBB-).................................       671,786
                                                                        ------------
                                                                           5,715,152
                                                                        ------------
TOTAL FIXED INCOME SECURITIES.........................................    14,646,048
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS 97.9%
  (Cost $140,319,058) (a).............................................   152,224,094
SHORT-TERM INVESTMENTS AT AMORTIZED COST 0.7%.........................     1,120,000
OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%............................     2,214,895
                                                                        ------------
NET ASSETS 100%.......................................................  $155,558,989
                                                                        ============

* Zero coupon bond

(a) At June 30, 1996, cost for federal income tax purposes is $140,319,058; the aggregate gross unrealized appreciation is $13,246,084 and the aggregate gross unrealized depreciation is $1,341,137, resulting in net unrealized appreciation including foreign currency translation of $11,904,947.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $140,319,058) (Note 1)..............   $152,224,094
Short-Term Investments (Note 1)........................................      1,120,000
Cash...................................................................          2,575
Receivables:
  Securities Sold......................................................      3,243,936
  Dividends............................................................        498,736
  Interest.............................................................        236,913
  Fund Shares Sold.....................................................         46,803
Unamortized Organizational Expenses (Note 1)...........................         47,653
Other..................................................................         16,263
                                                                          ------------
      Total Assets.....................................................    157,436,973
                                                                          ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased..............................................        962,642
  Securities Purchased.................................................        388,800
  Income Distribution..................................................        232,295
  Investment Advisory Fee (Note 2).....................................         81,239
  Distributor and Affiliates (Notes 2 and 5)...........................         59,399
Accrued Expenses.......................................................        102,995
Deferred Compensation and Retirement Plans (Note 2)....................         50,614
                                                                          ------------
      Total Liabilities................................................      1,877,984
                                                                          ------------
NET ASSETS.............................................................   $155,558,989
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Note 3).......................................................   $145,127,111
Net Unrealized Appreciation on Securities..............................     11,904,947
Accumulated Undistributed Net Investment Income........................         17,591
Accumulated Net Realized Loss on Securities............................     (1,490,660)
                                                                          ------------
NET ASSETS.............................................................   $155,558,989
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $57,653,820
    and 3,768,641 shares of capital stock issued and outstanding) (Note
    3).................................................................   $      15.30
    Maximum sales charge (5.75%* of offering price)....................            .93
                                                                          ------------
    Maximum offering price to public...................................   $      16.23
                                                                          ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $92,943,641 and
    6,076,415 shares of capital stock issued and outstanding) (Note
    3).................................................................   $      15.30
                                                                          ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $4,961,528 and
    324,501 shares of capital stock issued and outstanding) (Note 3)...   $      15.29
                                                                          ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $171,555)................   $ 6,679,775
Interest................................................................     1,064,961
                                                                           ------------
    Total Income........................................................     7,744,736
                                                                           ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $145,428, $930,703 and $40,805, respectively) (Note 5).............     1,116,936
Investment Advisory Fee (Note 2)........................................     1,009,003
Shareholder Services (Note 2)...........................................       278,466
Trustees Fees and Expenses (Note 2).....................................        48,791
Amortization of Organizational Expenses (Note 1)........................        23,058
Legal (Note 2)..........................................................        12,810
Other...................................................................       400,091
                                                                           ------------
    Total Expenses......................................................     2,889,155
    Less Expenses Reimbursed............................................        18,112
                                                                           ------------
    Net Expenses........................................................     2,871,043
                                                                           ------------
NET INVESTMENT INCOME...................................................   $ 4,873,693
                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...........................................................   $12,550,444
  Foreign Currency Translation..........................................      (176,199)
                                                                           ------------
Net Realized Gain on Securities.........................................    12,374,245
                                                                           ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................       319,167
                                                                           ------------
  End of the Period:
    Investments.........................................................    11,905,036
    Foreign Currency Translation........................................           (89)
                                                                           ------------
                                                                            11,904,947
                                                                           ------------
Net Unrealized Appreciation on Securities During the Period.............    11,585,780
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $23,960,025
                                                                           ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $28,833,718
                                                                           ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1996 and 1995
--------------------------------------------------------------------------------

                                                             Year Ended       Year Ended
                                                            June 30, 1996    June 30, 1995
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $ 4,873,693      $ 5,542,812
Net Realized Gain/Loss on Securities.....................      12,374,245      (11,154,213)
Net Unrealized Appreciation on
  Securities During the Period...........................      11,585,780       15,931,333
                                                               ----------       ----------
Change in Net Assets from Operations.....................      28,833,718       10,319,932
                                                               ----------       ----------
Distributions from Net Investment Income:
  Class A Shares.........................................      (2,717,536)      (2,381,991)
  Class B Shares.........................................      (3,509,438)      (3,137,968)
  Class C Shares.........................................        (129,256)         (46,441)
  Class D Shares.........................................             -0-              (68)
                                                                ---------        ---------
    Total Distributions..................................      (6,356,230)      (5,566,468)
                                                                ---------        ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      22,477,488        4,753,464
                                                               ----------       ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................................      44,796,872       19,193,852
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................       5,057,133        4,462,088
Cost of Shares Repurchased...............................     (49,434,577)     (32,083,914)
                                                               ----------       ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......         419,428       (8,427,974)
                                                               ----------       ----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................      22,896,916       (3,674,510)
NET ASSETS:
Beginning of the Period..................................     132,662,073      136,336,583
                                                             ------------     ------------
End of the Period (Including undistributed net investment
  income of $17,591 and $1,563,610, respectively)........    $155,558,989     $132,662,073
                                                             ============     ============

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1996, there were no when issued or delayed delivery purchase commitments.

    A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are collateralized by the underlying debt

                                 June 30, 1996
--------------------------------------------------------------------------------

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $1,490,660, which will expire on June 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $176,199 were reclassified from accumulated net realized gain/loss on securities

                                 June 30, 1996
--------------------------------------------------------------------------------

to accumulated undistributed net investment income. Additional permanent differences relating to the recognition of fund merger expenses (see Note 3) and certain other expenses which are not deductible for tax purposes totaling $115,125 were reclassified from accumulated undistributed net investment income to capital.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund recognized expenses of approximately $30,100 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent of the Fund. For the year ended June 30, 1996, the Fund recognized expenses of approximately $217,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those Trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 8,095, 181 and 140 shares of Classes A, B and C, respectively.

                                 June 30, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1996, capital aggregated $53,821,005, $86,795,620 and $4,510,486 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................    1,081,909     $ 14,643,191
  Class B..................................    1,829,596       24,638,568
  Class C..................................      391,241        5,515,113
                                              ----------     ------------
Total Sales................................    3,302,746     $ 44,796,872
                                              ==========     ============
Dividend Reinvestment:
  Class A..................................      150,482     $  2,178,398
  Class B..................................      193,231        2,794,761
  Class C..................................        5,689           83,974
                                              ----------     ------------
Total Dividend Reinvestment................      349,402     $  5,057,133
                                              ==========     ============
Repurchases:
  Class A..................................   (1,228,535)    $(17,887,971)
  Class B..................................   (2,010,741)     (29,087,995)
  Class C..................................     (167,791)      (2,458,611)
                                              ==========     ============
Total Repurchases..........................   (3,407,067)    $(49,434,577)
                                              ==========     ============

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $54,774,866, $88,342,760 and $1,345,079 for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................      542,836     $  7,012,472
  Class B..................................      907,385       11,745,156
  Class C..................................       34,020          436,224
  Class D..................................          -0-              -0-
                                               ---------     ------------
Total Sales................................    1,484,241     $ 19,193,852
                                               =========     ============
Dividend Reinvestment:
  Class A..................................      150,900     $  1,918,578
  Class B..................................      196,967        2,507,508
  Class C..................................        2,830           35,996
  Class D..................................            1                6
                                               ---------     ------------
Total Dividend Reinvestment................      350,698     $  4,462,088
                                               =========     ============
Repurchases:
  Class A..................................     (918,564)    $(11,858,442)
  Class B..................................   (1,539,119)     (19,841,320)
  Class C..................................      (30,118)        (382,553)
  Class D..................................         (115)          (1,599)
                                               ---------     ------------
Total Repurchases..........................   (2,487,916)    $(32,083,914)
                                               =========     ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
            YEAR OF REDEMPTION                  CLASS B     CLASS C
-------------------------------------------------------------------
First......................................       4.00%       1.00%
Second.....................................       3.75%        None
Third......................................       3.50%        None
Fourth.....................................       2.50%        None
Fifth......................................       1.50%        None
Sixth......................................       1.00%        None
Seventh and Thereafter.....................        None        None

    For the year ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $20,800 and CDSC on redeemed shares of approximately $595,700. Sales charges do not represent expenses of the Fund.

    On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Utilities Income Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 606,825, 1,173,732 and 219,180 shares of Classes A, B and C valued at $8,495,564, $16,432,324 and $3,068,523, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $357,695 which is included in accumulated net realized gain/loss on securities and cumulative book and tax basis timing differences of $2,408 which is a component of undistributed net investment income. The shares issued in connection with this transaction are included in common share sales for the current period. Combined net assets on the date of acquisition were $160,940,399.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $183,915,696 and $183,466,376, respectively.

                                 June 30, 1996
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $685,400.

                      STATEMENT OF ADDITIONAL INFORMATION

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

  Van Kampen American Capital Balanced Fund (the "Fund") seeks to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks, fixed-income securities, (including preferred stock, government securities, corporate debt securities and convertible securities) and cash and cash equivalents. There can be no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund (the "Prospectus") dated as of the date hereof. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust................................................................  B-2
Investment Policies and Restrictions..................................................  B-3
Additional Investment Considerations..................................................  B-4
Description of Securities Ratings.....................................................  B-14
Trustees and Officers.................................................................  B-20
Investment Advisory and Other Services................................................  B-28
Custodian and Independent Accountants.................................................  B-30
Portfolio Transactions and Brokerage Allocation.......................................  B-30
Tax Status of the Fund................................................................  B-31
The Distributor.......................................................................  B-31
Legal Counsel.........................................................................  B-32
Performance Information...............................................................  B-32
Independent Accountants' Report.......................................................  B-35
Financial Statements..................................................................  B-36
Notes to Financial Statements.........................................................  B-46

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996

                             THE FUND AND THE TRUST

  The Fund is a diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated May 10, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares at par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized under the name Van Kampen Merritt Balanced Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Balanced Fund.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

   2. Issue senior securities, enter into reverse repurchase agreements with banks or engage in dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in bank borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

   3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate (including real estate limited partnership interests), commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will normally be less than 100%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

LOWER GRADE SECURITIES

  The Fund may invest up to 20% of its assets in lower-grade fixed-income securities (not including convertible securities). Such lower grade securities are rated at least CC by Standard & Poor's Ratings Group ("S&P") or at least Ca by Moody's Investor Services, Inc. ("Moody's"). Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of such securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded by S&P or Moody's, or whose rating has been withdrawn.

  Because the Fund may invest in unrated fixed-income securities, achievement by the Fund of its investment objective may be more dependent upon the Adviser's investment analysis than would be the case if the Fund were investing exclusively in rated securities.

CONVERTIBLE SECURITIES

  Convertible securities are fixed income securities (such as bonds, debentures, notes and preferred stock) that may, at the holder's option, be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or in accordance with a prescribed formula. A convertible security entitles the holder to receive interest paid or accrued on convertible debt, or the dividend paid on convertible preferred stock, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, until converted, have the same general characteristics as other non-convertible, fixed income securities, insofar as they generally provide a stable stream of income with generally higher yields than those of common equity securities of the same or similar issuers. By permitting the holder to exchange its investment for common stock, convertible securities may also enable the investor to benefit from appreciation in the market price of the underlying common stock. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in a large measure upon the degree to which the convertible security sells based on its value as a fixed income security rather than that of the underlying common stock.

  As with other fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the value of a convertible security. The unique feature of the convertible security is that, as the market price of the underlying common stock declines, a convertible security tends to trade increasingly in a manner similar to a fixed income security, and may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock approaches or exceeds the conversion price, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly, although gains may be less for the convertible security than for the underlying common stock to the extent of any "conversion premium." A convertible security generally will sell at a premium over its conversion value (i.e., the security's worth, at market value, if converted into the underlying common stock) determined by the extent to which investors place value on the right to acquire the underlying common stock while holding the fixed income security. Thus, appreciation of the underlying common stock will result in substantial appreciation of the convertible security only after the conversion premium has been eliminated.

  Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to non-convertible, fixed income securities of the same issuer.

  The Adviser believes that the characteristics of convertible securities make them particularly appropriate vehicles to achieve the Fund's investment objective. Convertible securities have unique investment characteristics because
(i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. If the Fund surrenders the security for redemption, it will receive the face amount of the security, and possibly a redemption premium. However, the amount received may be less than the value of the security before the redemption. Moreover, since a call for redemption is most likely to occur in a declining interest rate environment, the Fund may not be able to earn as high a rate of return when it reinvests the proceeds. Selling or converting the security might be more advantageous than surrendering for redemption, but the reinvestment risk would remain. Before the Fund purchases a convertible security, it will review carefully the redemption provisions of the security.

  Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that convertible securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities. The Fund expects that many convertible securities which it purchases will be rated below investment grade. Such securities generally are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions that outweigh any quality and protective characteristics. See "Additional Investment Considerations -- Lower Grade Securities". Under current market conditions, not more than 35% of the Fund's total assets may be invested in all fixed income securities that are rated below investment grade, or if unrated, deemed by the Adviser to be of comparable quality.

  In selecting convertible securities for the Fund, the Adviser will consider the following factors, among others, (1) the Adviser's own evaluation of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stock; (5) the prices of the securities relative to other comparable securities; (6) whether the securities have unfavorable redemption provisions or are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers and industries; (8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned; and (9) whether the underlying common stock can be sold short, although the Fund is not limited to buying convertible securities the underlying common stock of which may be sold short.

MONEY MARKET INSTRUMENTS

  Money market instruments include (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Money Market Securities"), (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"), (c) commercial paper (including variable amount master demand notes) rated at least A-3 by S&P or Prime-3 by Moody's or, if not so rated, issued by a corporation which has outstanding debt obligations rated at least AA by S&P or Aa by Moody's and (d) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by S&P or Aa by Moody's. Money market securities are subject, however, to the limitation that they mature within one year of the date of their purchase or are subject to repurchase agreements maturing within one year. Government Money Market Securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and banker's acceptances of domestic banks (or Euro-dollar obligations of foreign branches of such domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as such accounts themselves.

  The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, in addition to the factors described in the Prospectus under the heading "Investment Objective and Policies," the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

STRATEGIC TRANSACTIONS.

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the

Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal . "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1   This highest category indicates that the degree of safety
             regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

        A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B     Issues rated "B" are regarded as having significant speculative characteristics.

        C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The Preferred stock ratings are based on the following considerations:

     1. Likelihood of payment-capacity and willingness to the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

     2. Nature of, and provisions of, the issue;

     3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
  C       A preferred stock rated "C" is a non-paying issue.
  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
  NR:     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --Leading market positions in well-established industries.

     --High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issues rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Adviser.Robert C. Peck,   Vice President           Executive Vice President of the VK Adviser
  Jr....................                           and Van Kampen American Capital Management,
  Date of Birth:                                   Inc. Executive Vice President and Director
10/01/46                                           of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
ACAdviser.Tanya M.        Controller               Vice President of the VK Adviser and the AC
  Loden.................                           Adviser. Controller of each of the Van
  Date of Birth:                                   Kampen American Capital Funds and other
11/19/59                                           investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the Outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                      AMOUNT OF
                                                                     OWNERSHIP AT      CLASS OF    PERCENTAGE OF
                   NAME AND ADDRESS OF HOLDER                      OCTOBER 17, 1996     SHARES       OWNERSHIP
----------------------------------------------------------------   ----------------    --------    -------------
Van Kampen American Capital Trust Company.......................        51,791             A           11.74%
  2800 Post Oak Blvd.                                                   56,293             B           10.20%
  Houston, TX 77056                                                      5,063             C            7.18%
Parker Hunter Incorporated FBO..................................        20,941             C           29.89%
  Frank Esparraguera IRA
  Parker/Hunter Custodian
  9 Glenview Avenue
  Oil City, PA 16301-2137
Parker Hunter Incorporated FBO..................................        18,534             C           26.27%
  Dolores M.L. Esparraguera IRA
  Parker/Hunter Custodian
  9 Glenview Avenue
  Oil City, PA 16301-2137
Donaldson Lufkin Jenrette.......................................         3,792             C            5.38%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P., are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized advisory expenses of $0 and $0, respectively.

OTHER AGREEMENTS

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $0 and $4,200, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $0 and $3,900, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to Funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $7,100 and $5,900, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1995, the Fund recognized expenses under the Plans of $12,732, $58,308 and $4,287 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $10,718, $14,491 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the period ended June 30, 1995, the Fund reimbursed the Distributor $947, $1,820 and $0 for advertising expenses, and $1,288, $1,331 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $13,183, $70,267 and $8,345 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $10,558, $14,037 and $3,332 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION

FUND PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

BALANCED INVESTING

  The Adviser believes that various asset classes have performed differently overtime after adjusting for inflation. This performance difference among various asset classes is further reflected in the relative performance of certain market indices such as certificates of deposit, stock indices and bond indices.

  The Adviser believes a balanced approach to investing provides the opportunity to benefit from the differing performance described above and that an investment in a mutual fund which has a balanced investment objective forms a prudent part of an investor's portfolio.

CLASS A SHARES

  The average total return, including payment of the maximum sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1996 was 8.45% and (ii) the period from June 24, 1994 (the commencement of investment operations of the Fund) through June 30, 1996 was 9.89%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 20.98%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1996 was 10.25% and (ii) the period from June 24, 1994 (the commencement of investment operations of the Fund) through June 30, 1996 was 10.84%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 23.10%.

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1996 was 13.25% and (ii) the period from June 24, 1994 (the commencement of operations of the Class C Shares) through June 30, 1996 was 12.38%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 26.60%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Balanced Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 24, 1994 (commencement of investment operations) through June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Balanced Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from June 24, 1994 (commencement of investment operations) through June 30, 1995, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 2, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
COMMON STOCKS  52.5%
AEROSPACE & DEFENSE  0.6%
General Dynamics Corp..........................................    900     $    55,800
Rockwell International Corp....................................    700          40,075
                                                                           ------------
                                                                                95,875
                                                                           ------------
AUTOMOBILE  1.1%
Chrysler Corp..................................................    900          55,800
Daimler Benz SA (Germany)......................................    700          37,712
Fiat SA (Italy)................................................  1,600          27,200
General Motors Corp............................................    600          31,425
TRW Inc........................................................    300          26,963
                                                                           ------------
                                                                               179,100
                                                                           ------------
BANKING  2.7%
Bankamerica Corp...............................................    600          45,450
Bankers Trust NY Corp..........................................    400          29,550
Chase Manhattan Corp...........................................  1,800         127,125
Corporacion Bancaria De Espana - ADR (Spain)...................  3,500          77,000
Fleet Financial Group Inc......................................    800          34,800
Morgan, J.P. & Co. Inc.........................................  1,100          93,087
PNC Bank Corp..................................................    900          26,775
                                                                           ------------
                                                                               433,787
                                                                           ------------
BEVERAGE  0.3%
Anheuser Busch Cos., Inc.......................................    600          45,000
                                                                           ------------
BROADCAST, RADIO & TELEVISION  1.1%
Cox Communications Inc. (b)....................................  3,900          84,338
Tele Communications Inc. (b)...................................  4,900          88,812
                                                                           ------------
                                                                               173,150
                                                                           ------------
CAPITAL GOODS  0.5%
Cooper Industries Inc..........................................    700          29,050
Dover Corp.....................................................    400          18,450
Honeywell Inc..................................................    500          27,250
                                                                           ------------
                                                                                74,750
                                                                           ------------
CHEMICAL  1.8%
Betz Laboratories Inc..........................................  1,000          43,875
Dow Chemical Co................................................    900          68,400
Du Pont (E.I.) De Nemours Co...................................    300          23,738
Lyondell Petrochemical Co. ....................................  2,600          62,725
Praxair Inc. ..................................................  2,000          84,500
                                                                           ------------
                                                                               283,238
                                                                           ------------
CONSUMER DURABLES  1.8%
Alco Standard Corp. ...........................................    800          36,200

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
CONSUMER DURABLES (CONTINUED)
Caterpillar Inc. ..............................................    400     $    27,100
Cooper Tire & Rubber...........................................  1,500          33,375
Ingersoll Rand Co. ............................................  1,000          43,750
Johnson Controls Inc. .........................................    200          13,900
Masco Corp. ...................................................    800          24,200
Maytag Corp. ..................................................  1,600          33,400
Newell Co. ....................................................  1,500          45,937
Sunbeam Oster Inc. ............................................  2,100          30,975
                                                                           ------------
                                                                               288,837
                                                                           ------------
CONTAINERS, PACKAGING & GLASS  0.4%
Crown Cork & Seal Inc..........................................    800          36,000
Temple Inland Inc. ............................................    500          23,375
                                                                           ------------
                                                                                59,375
                                                                           ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING  0.5%
General Electric Co. ..........................................    915          79,148
                                                                           ------------
ELECTRIC UTILITIES  6.0%
Carolina Power & Light Co. ....................................    200           7,600
Central & South West Corp. ....................................  1,600          46,400
Cilcorp Inc. ..................................................    400          17,100
DTE Energy Co. ................................................  5,000         154,375
Florida Progress Corp. ........................................    800          27,800
FPL Group Inc. ................................................  1,400          64,400
Houston Industries Inc. .......................................  3,000          73,875
Idaho Power Co. ...............................................  1,800          56,025
Illinova Corp. ................................................  5,600         161,000
Minnesota Power & Light Co. ...................................    900          26,100
Northern STS Power Co. ........................................    400          19,750
Ohio Edison Co. ...............................................    300           6,563
Oklahoma Gas & Electric Co. ...................................    400          15,850
Pacificorp.....................................................  1,300          28,925
Peco Energy Co. ...............................................    980          25,480
Portland General Corp. ........................................  2,400          74,100
Southwestern Public Service Co. ...............................  1,300          42,412
Texas Utilities Co. ...........................................  1,300          55,575
Unicorn Corp. .................................................  1,400          39,025
                                                                           ------------
                                                                               942,355
                                                                           ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
ENERGY  1.1%
Norsk Hydro AS - ADR (Norway)..................................    900     $    43,987
Repsol SA - ADR (Spain)........................................  2,000          69,500
Total SA (France)..............................................  1,100          40,838
YPF Sociedad Anonima - ADR (Argentina).........................  1,100          24,750
                                                                           ------------
                                                                               179,075
                                                                           ------------
ENGINEERING & CONSTRUCTION  0.7%
Fluor Corp.....................................................    400          26,150
Foster Wheeler Corp............................................    800          35,900
J. Ray McDermott SA (b)........................................  1,900          47,500
                                                                           ------------
                                                                               109,550
                                                                           ------------
ENVIRONMENTAL  2.2%
Browning Ferris Industries Inc.................................  4,600         133,400
WMX Technologies Inc...........................................  6,500         212,875
                                                                           ------------
                                                                               346,275
                                                                           ------------
FINANCIAL SERVICES  0.9%
Bear Stearns Cos., Inc.........................................  2,625          62,016
Franklin Resources Inc.........................................    800          48,800
Great Western Financial Corp...................................  1,000          23,875
                                                                           ------------
                                                                               134,691
                                                                           ------------
FOOD  1.8%
CPC International Inc..........................................    300          21,600
Heinz, H.J. & Co...............................................  1,600          48,600
Quaker Oats Co.................................................    500          17,062
Sara Lee Corp..................................................    800          25,900
Unilever.......................................................  1,200         174,150
                                                                           ------------
                                                                               287,312
                                                                           ------------
HEALTHCARE  1.1%
Johnson & Johnson..............................................  1,000          49,500
Mallinckrodt Group Inc.........................................  3,300         128,288
                                                                           ------------
                                                                               177,788
                                                                           ------------
INSURANCE  3.2%
Aetna Life & Casualty Co.......................................  1,200          85,800
AFLAC Inc. ....................................................  1,200          35,850
Allmerica Financial Corp. .....................................    500          14,875
Allstate Corp. ................................................    900          41,062
AMBAC Inc. ....................................................    600          31,275
American Bankers Insurance Group...............................  1,500          65,437
American General Corp. ........................................    700          25,463
Cigna Corp. ...................................................    200          23,575

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
MBIA Inc. .....................................................    800     $    62,300
Providian Corp. ...............................................    600          25,725
St. Paul Cos., Inc. ...........................................    700          37,450
Sunamerica Inc.................................................    950          53,675
                                                                           ------------
                                                                               502,487
                                                                           ------------
LEISURE/ENTERTAINMENT  0.8%
International Game Technology..................................  1,600          27,000
Time Warner Inc. ..............................................  1,800          70,650
Trump Hotels & Casino Resorts (b)..............................  1,000          28,500
                                                                           ------------
                                                                               126,150
                                                                           ------------
MINING, STEEL, IRON & NON-PRECIOUS METAL  0.3%
Bethleham Steel Corp. (b)......................................  4,000          47,500
                                                                           ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.4%
Coastal Corp. .................................................  2,100          87,675
El Paso Natural Gas Co. .......................................    700          26,950
Pacific Enterprises............................................  4,900         145,162
Panenergy Corp. ...............................................  4,100         134,788
Sonat Inc. ....................................................  3,000         135,000
                                                                           ------------
                                                                               529,575
                                                                           ------------
OIL & GAS  4.1%
Amoco Corp. ...................................................    550          39,806
Atlantic Richfield Co. ........................................    300          35,550
British Petroleum PLC - ADR (UK)...............................    200          21,375
Burlington Resources Inc. .....................................    700          30,100
Chevron Corp. .................................................    600          35,400
Enron Oil & Gas Co. ...........................................    700          19,513
Exxon Corp. ...................................................    300          26,063
Louisiana Land & Exploration Co. ..............................    400          23,050
Mobil Corp. ...................................................    400          44,850
Noble Affiliates Inc. .........................................    800          30,200
Occidental Petroleum Corp. ....................................  1,900          47,025
Phillips Petroleum Co. ........................................    600          25,125
Pogo Producing Co. ............................................  1,100          41,937
Royal Dutch Petroleum Co. (Netherlands)........................    300          46,125
Schlumberger Ltd...............................................    300          25,275
Seagull Energy Corp. (b).......................................  1,500          37,500
Shell Transport & Trading PLC - ADR (UK).......................    400          35,200
Texaco Inc.....................................................    700          58,712

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
USX Marathon Group.............................................  1,600     $    32,200
                                                                           ------------
                                                                               655,006
                                                                           ------------
PAPER  2.1%
Boise Cascade Corp.............................................  3,500         128,187
Champion International Corp....................................    600          25,050
Consolidated Papers Inc........................................    300          15,600
Georgia Pacific Corp...........................................    500          35,500
International Paper Co.........................................  1,400          51,625
Mead Corp......................................................    500          25,938
Willamette Industries Inc......................................    900          53,550
                                                                           ------------
                                                                               335,450
                                                                           ------------
PERSONAL & NON-DURABLE  1.4%
Bausch & Lomb Inc..............................................    400          17,000
Colgate Palmolive Co...........................................    700          59,325
Dial Corp......................................................  1,400          40,075
Kimberly Clark Corp............................................    400          30,900
Tambrands Inc..................................................  1,900          77,663
                                                                           ------------
                                                                               224,963
                                                                           ------------
PHARMACEUTICALS  3.7%
Abbott Labs....................................................  1,100          47,850
American Home Products Corp....................................  1,200          72,150
Astra AB - ADR (Sweden)........................................    600          26,250
Bristol Myers Squibb Co........................................  2,640         237,600
Merck & Co. Inc................................................    700          45,237
Schering Plough Corp...........................................    600          37,650
Smithkline Beecham PLC - ADR (UK)..............................    500          27,188
Warner Lambert Co..............................................  1,600          88,000
                                                                           ------------
                                                                               581,925
                                                                           ------------
PRINTING & PUBLISHING  0.3%
Gannett Inc....................................................    300          21,225
New York Times Co. ............................................    800          26,100
                                                                           ------------
                                                                                47,325
                                                                           ------------
RETAIL  2.4%
Dayton Hudson Corp.............................................    300          30,938
Dillard Department Stores Inc. ................................  2,100          76,650
Federated Department Stores Inc. (b)...........................  1,100          37,537
Harcourt General Inc. .........................................  1,200          60,000
Kroger Co. (b).................................................  1,500          59,250
Sears Roebuck & Co. ...........................................  1,300          63,212

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
RETAIL (CONTINUED)
Toys R Us Inc. (b).............................................    900     $    25,650
Wal-Mart Stores Inc. ..........................................    700          17,763
                                                                           ------------
                                                                               371,000
                                                                           ------------
TECHNOLOGY  2.5%
3Com Corp. ....................................................    400          18,300
Avnet Inc. ....................................................  1,000          42,125
BMC Software Inc. (b)..........................................    400          23,900
Cadence Design Systems Inc. ...................................    600          20,250
Cisco Systems Inc. (b).........................................    500          28,312
Computer Associates International Inc. ........................    500          35,625
Gateway 2000 Inc. (b)..........................................    800          27,200
Intel Corp. ...................................................    200          14,688
International Rectifier Corp. (b)..............................  1,100          17,738
Lucent Technologies Inc. (b)...................................    500          18,937
Microsoft Corp. (b)............................................    200          24,025
Motorola Inc. .................................................    600          37,725
Newbridge Networks Corp. (b)...................................    200          13,100
SCI Systems Inc. (b)...........................................    600          24,375
Sun Guard Data Systems (b).....................................  1,300          52,162
                                                                           ------------
                                                                               398,462
                                                                           ------------
TELECOMMUNICATIONS  2.5%
Ameritech Corp. ...............................................    875          51,953
Bellsouth Corp. ...............................................    900          38,138
Ericsson L M Telephone Co. - ADR (Sweden)......................    900          19,350
Nynex Corp. ...................................................  2,400         114,000
Sprint Corp. ..................................................  1,000          42,000
Tele Danmark AS - ADR (Denmark)................................  3,900          98,962
Telefonica de Espana - ADR (Spain).............................    500          27,563
                                                                           ------------
                                                                               391,966
                                                                           ------------
TOBACCO  1.0%
Philip Morris Cos., Inc. ......................................  1,300         135,200
RJR Nabisco Holdings Corp. ....................................    800          24,800
                                                                           ------------
                                                                               160,000
                                                                           ------------
TRANSPORTATION  0.2%
Illinois Central Corp. ........................................  1,200          34,050
                                                                           ------------
TOTAL COMMON STOCKS............................................              8,295,165
                                                                           ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                                      Market Value
 ------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY FIXED-INCOME SECURITIES (U.S.)  35.1%
Federal Home Loan Bank Corp. Series P2 ($1,000,000 par, 8.50% coupon,
02/08/02 maturity, S&P rating AAA).....................................    $ 1,027,850
U.S. Treasury Bond ($3,900,000 par, 7.25% coupon, 05/15/16 maturity)...      3,995,238
U.S. Treasury Note ($500,000 par, 7.50% coupon, 02/15/05 maturity).....        526,205
                                                                           -----------
TOTAL GOVERNMENT AND AGENCY FIXED-INCOME SECURITIES (U.S.).............      5,549,293
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  87.6%
  (Cost $13,472,057) (a)...............................................     13,844,458
SHORT-TERM INVESTMENTS AT AMORTIZED COST  11.5%
  Student Loan Marketing Disc Note ($1,820,000 par, yielding 5.45%,
  maturing 07/01/96)...................................................      1,820,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%............................        143,713
                                                                           -----------
NET ASSETS  100%.......................................................    $15,808,171
                                                                           ===========

(a) At June 30, 1996, cost for federal income tax purposes is $13,472,057; the aggregate gross unrealized appreciation is $699,999 and the aggregate gross unrealized depreciation is $327,598, resulting in net unrealized appreciation of $372,401.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $13,472,057) (Note 1).................  $13,844,458
Short-Term Investments (Note 1)..........................................    1,820,000
Cash.....................................................................        7,589
Receivables:
  Securities Sold........................................................      155,366
  Interest...............................................................       83,990
  Fund Shares Sold.......................................................       48,750
  Dividends..............................................................       19,904
Unamortized Organizational Expenses (Note 1).............................       47,648
                                                                           -----------
    Total Assets.........................................................   16,027,705
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................      149,688
  Distributor and Affiliates (Notes 2 and 5).............................       33,464
  Income Distributions...................................................       25,084
  Fund Shares Repurchased................................................        1,121
Deferred Compensation and Retirement Plans (Note 2)......................        9,722
Accrued Expenses.........................................................          455
                                                                           -----------
    Total Liabilities....................................................      219,534
                                                                           -----------
NET ASSETS...............................................................  $15,808,171
                                                                           ===========
NET ASSETS CONSIST OF:
Capital (Note 3).........................................................  $14,428,476
Accumulated Net Realized Gain on Securities..............................      999,594
Net Unrealized Appreciation on Securities................................      372,401
Accumulated Undistributed Net Investment Income..........................        7,700
                                                                           -----------
NET ASSETS...............................................................  $15,808,171
                                                                           ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $6,514,423 and 405,826 shares of capital stock issued and
    outstanding) (Note 3)................................................  $     16.05
    Maximum sales charge (5.75%* of offering price)......................          .98
                                                                           -----------
    Maximum offering price to public.....................................  $     17.03
                                                                           ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $8,227,046 and 512,997 shares of capital stock issued and
    outstanding) (Note 3)................................................  $     16.04
                                                                           ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $1,066,702 and 66,511 shares of capital stock issued and outstanding)
    (Note 3).............................................................  $     16.04
                                                                           ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................................  $  371,050
Dividends (Net of foreign withholding taxes of $2,156)....................     183,927
                                                                            ----------
    Total Income..........................................................     554,977
                                                                            ----------
EXPENSES:
Investment Advisory Fee (Note 2)..........................................      91,893
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $13,183, $70,267 and $8,345, respectively) (Note 5).....................      91,795
Custody...................................................................      82,553
Registration..............................................................      68,699
Printing..................................................................      41,455
Shareholder Services (Note 2).............................................      23,504
Audit.....................................................................      18,620
Amortization of Organizational Expenses (Note 1)..........................      16,045
Trustees Fees and Expenses (Note 2).......................................      12,699
Legal (Note 2)............................................................      11,966
Other.....................................................................       5,984
                                                                            ----------
    Total Expenses........................................................     465,213
    Less Fees Waived and Expenses Reimbursed ($91,893 and $236,400,
      respectively).......................................................     328,293
                                                                            ----------
      Net Expenses........................................................     136,920
                                                                            ----------
NET INVESTMENT INCOME.....................................................  $  418,057
                                                                            ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments..........................................  $1,765,158
                                                                            ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period.................................................     808,706
  End of the Period:
    Investments...........................................................     372,401
                                                                            ----------
Net Unrealized Depreciation on Securities During the Period...............    (436,305)
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............................  $1,328,853
                                                                            ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................................  $1,746,910
                                                                            ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Year Ended June 30, 1996 and the Period June 24, 1994
            (Commencement of Investment Operations) to June 30, 1995
--------------------------------------------------------------------------------

                                                                         From June 24, 1994
                                                                          (Commencement of
                                                        Year Ended     Investment Operations)
                                                       June 30, 1996      to June 30, 1995
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  418,057               $  375,863
Net Realized Gain/Loss on Securities..................     1,765,158                   (9,560)
Net Unrealized Appreciation/Depreciation on
  Securities..........................................      (436,305)                 808,706
                                                           ---------                ---------
Change in Net Assets from Operations..................     1,746,910                1,175,009
                                                           ---------                ---------
Distributions from Net Investment Income:
  Class A Shares......................................      (197,797)                (156,268)
  Class B Shares......................................      (216,743)                (177,438)
  Class C Shares......................................       (25,849)                 (13,922)
  Class D Shares......................................           -0-                      (49)
                                                           ---------                ---------
                                                            (440,389)                (347,677)
                                                           ---------                ---------
Distributions from Net Realized Gain on Securities
  (Note 1):
  Class A Shares......................................      (297,718)                     -0-
  Class B Shares......................................      (408,895)                     -0-
  Class C Shares......................................       (49,391)                     -0-
                                                           ---------                ---------
                                                            (756,004)                     -0-
                                                           ---------                ---------
Total Distributions...................................    (1,196,393)                     -0-
                                                           ---------                ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       550,517                  827,332
                                                           ---------                ---------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.............................     5,236,767               13,761,643
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       972,782                  264,667
Cost of Shares Repurchased............................    (3,021,589)              (2,789,668)
                                                           ---------                ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     3,187,960               11,236,642
                                                           ---------                ---------
TOTAL INCREASE IN NET ASSETS..........................     3,738,477               12,063,974
NET ASSETS:
Beginning of the Period...............................    12,069,694                    5,720
                                                           ---------                ---------
End of the Period (Including undistributed net
  investment income of $7,700 and $28,186,
  respectively).......................................   $15,808,171              $12,069,694
                                                         -----------              -----------

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Balanced Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund commenced investment operations on June 24, 1994, and has outstanding three classes of common shares, Classes A, B and C. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange shall be valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees or its delegate. Fixed income investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1996, there were no when issued or delayed delivery purchase commitments.

                                 June 30, 1996
--------------------------------------------------------------------------------

    A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $80,000. These costs are being amortized on a straight line basis over the 60 month period ending June 23, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes. Permanent book and tax basis differences relating to expenses that are not deductible for tax purposes totaling $1,846 were reclassified from accumulated undistributed net investment income to capital.

                                 June 30, 1996
--------------------------------------------------------------------------------

    For the year ended June 30, 1996, 14.3% of the distributions from net realized gains on securities was considered long-term capital gains for Federal income tax purposes. Since this distribution was made in December of 1995, it was reported to shareholders along with other 1995 calendar year distributions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $500 million......................................     .70 of 1%
Over $500 million.......................................     .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund incurred expenses of approximately $11,200 representing VKAC's cost of providing accounting, cash management and legal services to the Fund all of which was waived by VKAC.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent of the Fund. For the year ended June 30, 1996, the Fund incurred expenses of approximately $15,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit, all of which was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 106 shares each of Classes A, B and C.

                                 June 30, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1996, capital aggregated $5,958,597, $7,493,118 and $976,761 for
Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   160,539    $ 2,556,624
  Class B.......................................   149,768      2,395,715
  Class C.......................................    17,813        284,428
                                                  --------    -----------
Total Sales.....................................   328,120    $ 5,236,767
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    27,877    $   437,407
  Class B.......................................    33,104        518,661
  Class C.......................................     1,066         16,714
                                                  --------    -----------
Total Dividend Reinvestment.....................    62,047    $   972,782
                                                  ========    ===========
Repurchases:
  Class A.......................................   (91,336)   $(1,459,621)
  Class B.......................................   (96,683)    (1,543,634)
  Class C.......................................    (1,160)       (18,334)
                                                  --------    -----------
Total Repurchases...............................  (189,179)   $(3,021,589)
                                                  ========    ===========

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $4,424,914, $6,123,381 and $694,067 for
Classes A, B and C, respectively. For the period ended June 30, 1995, transactions were as follows:

                                                   SHARES          VALUE
------------------------------------------------------------------------
Sales:
  Class A......................................   375,263    $ 5,399,046
  Class B......................................   532,317      7,659,184
  Class C......................................    49,426        703,213
  Class D......................................        14            200
                                                 --------    -----------
Total Sales....................................   957,020    $13,761,643
                                                 ========    ===========
Dividend Reinvestment:
  Class A......................................     8,285    $   121,482
  Class B......................................     9,487        139,212
  Class C......................................       273          3,968
  Class D......................................       -0-              5
                                                 --------    -----------
Total Dividend Reinvestment....................    18,045    $   264,667
                                                 ========    ===========
Repurchases:
  Class A......................................   (74,902)   $(1,097,044)
  Class B......................................  (115,096)    (1,676,445)
  Class C......................................    (1,007)       (14,544)
  Class D......................................      (114)        (1,635)
                                                 --------    -----------
Total Repurchases..............................  (191,119)   $(2,789,668)
                                                 ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
               YEAR OF REDEMPTION                 CLASS B       CLASS C
------------------------------------------------------------------------
First...........................................    4.00%          1.00%
Second..........................................    3.75%           None
Third...........................................    3.50%           None
Fourth..........................................    2.50%           None
Fifth...........................................    1.50%           None
Sixth...........................................    1.00%           None
Seventh and Thereafter..........................     None           None

    For the period ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,100 and received CDSC on redeemed shares of approximately $31,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding U.S. Government Securities and short-term investments were $16,905,770 and $17,212,426, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $54,000.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

  Van Kampen American Capital Growth Fund (the "Fund") seeks capital growth. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include those companies with established records of growth in sales or earnings and companies with new products, new services or new processes that the Fund's investment adviser believes offer investors in the equity securities of such companies above average potential for capital growth. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-3
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-11
Trustees and Officers................................................................   B-18
Legal Counsel........................................................................   B-26
Investment Advisory and Other Services...............................................   B-26
Custodian and Independent Accountants................................................   B-28
Portfolio Transactions and Brokerage Allocation......................................   B-28
Tax Status of the Fund...............................................................   B-29
The Distributor......................................................................   B-29
Performance Information..............................................................   B-30
Independent Accountants' Report......................................................   B-32
Financial Statements.................................................................   B-33
Notes to Financial Statements........................................................   B-39

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merrit Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets from banks (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protest against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or

Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

        SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the law of bankruptcy and other laws affecting creditors' rights.

  AAA   This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA    A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB   An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB    Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B     predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC   stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C     A preferred stock rated "C" is a nonpaying issue.
  D     A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR    This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
        PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated 'A' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated 'BAA' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated 'B' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                            AMOUNT OF
                                                                           OWNERSHIP AT      CLASS OF    PERCENTAGE
                      NAME AND ADDRESS OF HOLDER                         OCTOBER 17, 1996     SHARES     OWNERSHIP
----------------------------------------------------------------------   ----------------    --------    ---------
BENEFICIAL AND RECORD HOLDER:
Van Kampen American Capital...........................................         7,000             A         69.41%
  Attn: Dominick Cogliandro                                                    6,500             B           100%
  One Chase Manhattan Plaza                                                    6,500             C           100%
  37th Floor
  New York, NY 10005-1401
Jeff D. New & Valerie New Jt Ten......................................         1,990             A         19.74%
  5719 Rocky Brook
  Kingwood, TX 77345-1417
Van Kampen American Capital TR Cust...................................         1,017             A         10.09%
  IRA A/C Glen O. Willis
  140 April Waters Dr. N
  Montgomery, TX 77356-8823
RECORD HOLDER ONLY:
Van Kampen American Capital Trust Company.............................         1,041             A         10.33%
  2800 Post Oak Blvd.
  Houston, TX 77056

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1996, the Fund recognized advisory expense of $0.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor in 25% of the cost of providing such services, with 25% of the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the period ended June 30, 1996, the Fund paid expenses of approximately $0, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1996, the Fund paid expenses of approximately $0, representing Van Kampen American Capitals cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1996, the Fund has paid expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares respectively.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all type of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return with respect to the Class A Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 65.07%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 29.12%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 37.00%.

CLASS B SHARES

  The average total return with respect to the Class B Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 74.92%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 33.00%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 37.00%.

CLASS C SHARES

  The average total return with respect to the Class C Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 82.74%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 36.00%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 37.00%.

                          [KPMG PEAT MARWICK LLP LETTERHEAD]




                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
  Van Kampen American Capital Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Growth Fund (the "Fund"), including the portfolio of investments, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Growth Fund as of June 30, 1996, the results of its operations, the changes in its net assets and financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP


Chicago, Illinois
August 15, 1996

VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1996
------------------------------------------------------------------------------


Security Description                        Shares                Market Value
------------------------------------------------------------------------------
  COMMON STOCKS - 94.0%
    CONSUMER NON-DURABLES - 11.0%
Designer Holdings Ltd. (b)                   200                       $ 5,325
Fila Holdings-ADR (Italy)                     50                         4,312
Liz Claiborne Inc.                           130                         4,501
Nautica Enterprises Inc. (b)                 140                         4,025
Oakley Inc. (b)                              100                         4,550
Philip Morns Cos. Inc.                        80                         8,320
Tommy Hilfiger Corp. (b)                      70                         3,754
                                                                       -------
                                                                        34,787
                                                                       -------

    CONSUMER SERVICES - 13.2%
Career Horizons Inc. (b)                     100                         3,500
Evergreen Media Corp. Class A (b)            150                         6,412
First USA Paymentech Inc. (b)                200                         8,000
Intelliquest Information Group (b)           200                         6,550
Outback Steakhouse Inc. (b)                  120                         4,138
RAC Financial Group Inc. (b)                 200                         5,650
Sonic Corp. (b)                              150                         3,638
United Waste Systems Inc. (b)                120                         3,870
                                                                       -------
                                                                        41,758
                                                                       -------

    FINANCE - 6.9%
Green Tree Financial Corp.                   150                         4,687
Money Store Inc.                             200                         4,425
Olympic Financial (b)                        150                         3,450
PennCorp Financial Group                     150                         4,762
SunAmerica Inc.                               80                         4,520
                                                                       -------
                                                                        21,844
                                                                       -------

    HEALTH CARE - 9.6%
Arterial Vascular Engineering (b)            200                         7,250
Dura Pharmaceuticals Inc. (b)                 60                         3,360
Elan-ADR (Ireland) (b)                        40                         2,285
ESC Medical Systems Ltd. (b)                 150                         4,238
Guidant Corp.                                100                         4,925
Orthodontic Centers of America (b)           100                         2,650
Renal Treatment Centers Inc. (b)             200                         5,750
                                                                       -------
                                                                        30,458
                                                                       -------

    PRODUCER MANUFACTURING - 2.7%
Case Corp.                                    90                         4,320
Greenfield Industries Inc.                   130                         4,290
                                                                       -------
                                                                         8,610
                                                                       -------

                                              See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                                 JUNE 30, 1996
------------------------------------------------------------------------------

Security Description                               Shares        Market Value
------------------------------------------------------------------------------

    RAW MATERIALS/PROCESSING INDUSTRIES - 2.0%
Praxair Inc.                                        150               $  6,337
                                                                      --------
    RETAIL - 7.0%
Eckerd Jack Corp. (b)                               200                  4,525
Saks Holdings Inc. (b)                              200                  6,825
TJX Cos. Inc.                                       130                  4,388
U.S. Office Products Co. (b)                        150                  6,300
                                                                      --------
                                                                        22,038
                                                                      --------

    TECHNOLOGY - 39.0%
Adaptec Inc. (b)                                     90                  4,264
ADC Telecommunications Inc. (b)                     100                  4,500
Analog Devices Inc. (b)                             100                  2,550
Ascend Communications Inc. (b)                       60                  3,375
Aspect Telecommunications Corp. (b)                 100                  4,950
BMC Software Inc. (b)                                70                  4,182
Boston Communications Group (b)                     300                  4,950
Check Point Software Tech (b)                       200                  4,800
Cisco Systems Inc. (b)                              100                  5,662
Computer Association International Inc.              70                  4,987
Farallon Communications (b)                         200                  2,950
Inference Corp. Class A (b)                         150                  3,600
McAfee Associations Inc. (b)                         90                  4,410
Medic Computer System Inc. (b)                       70                  5,679
Netscape Communications Corp. (b)                    50                  3,112
Octel Communications (b)                            200                  3,950
Oracle System Corp. (b)                             135                  5,324
PC Docs Group International Inc. (b)                150                  2,981
Proxim Inc. (b)                                     110                  4,428
Sapient Corp. (b)                                   150                  6,338
SCI Systems Inc. (b)                                100                  4,063
Siebel Systems Inc. (b)                             200                  6,150
Sun Microsystems Inc. (b)                           100                  5,888
Tellabs Inc. (b)                                     60                  4,013
TSX Corp. (b)                                       150                  4,163
U.S. Robotics Corp. (b)                             100                  8,550
Wind River Systems Inc. (b)                         100                  3,450
                                                                      --------
                                                                       123,269
                                                                      --------


                                              See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1996
------------------------------------------------------------------------------


Security Description                       Shares                Market Value
------------------------------------------------------------------------------

    UTILITIES - 2.6%
WorldCom Inc. (b)                             150                     $  8,306
                                                                      --------

TOTAL LONG-TERM INVESTMENTS 94.0%
  (Cost $239,188) (a)                                                  297,407
OTHER ASSETS IN EXCESS OF LIABILITIES 6.0%                              19,139
                                                                      --------
NET ASSETS 100%                                                       $316,546
                                                                      ========


(a) At June 30, 1996, cost for federal income tax purposes is $239,188; the aggregate gross unrealized appreciation is $62,035 and the aggregate gross unrealized depreciation is $3,816, resulting in net unrealized appreciation of $58,219.

(b) Non-income producing security as this stock does not currently declare dividends.

                                               See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
-------------------------------------------------------------------------------

ASSETS:

Investments at Market Value (Cost $239,188) (Note 1)                $297,407
Cash                                                                  14,766
Receivables:
   Securities Sold                                                    13,234
   Distributor                                                         4,961
   Dividends                                                              99
   Other                                                               1,404
Unamortized Organizational Expenses (Note 1)                          36,100
                                                                    --------
       Total Assets                                                  367,971
                                                                    --------

LIABILITIES:

Payables:
   Organizational Expenses                                            40,000
   Securities Purchased                                                8,600
Deferred Compensation and Retirement Plans (Note 2)                    2,825
                                                                    --------
       Total Liabilities                                              51,425
                                                                    --------
NET ASSETS                                                          $316,546
                                                                    ========

NET ASSETS CONSIST OF:
Capital (Note 3)                                                    $235,843
Net Unrealized Appreciation on Securities                             58,219
Accumulated Net Realized Gain on Securities                           22,484
                                                                    --------
NET ASSETS                                                          $316,546
                                                                    ========

MAXIMUM OFFERING PRICE PER SHARE:
   CLASS A SHARES:
      Net asset value and redemption price per share
      (Based on net assets of $138,510 and 10,113 shares
      of capital stock and outstanding) (Note 3)                    $  13.70
      Maximum sales charge (5.75% of offering price)                    0.84
                                                                    --------
      Maximum offering price to public                              $  14.54
                                                                    ========

   CLASS B SHARES:
      Net asset value and offering price per share
      (Based on net assets of $89,018 and 6,500 shares
      of capital stock issued and outstanding) (Note 3)             $  13.70
                                                                    ========

   CLASS C SHARES:
      Net asset value and offering price per share
      (Based on net assets of $89,018 and 6,500 shares
      of capital stock issued and outstanding) (Note 3)             $  13.70
                                                                    ========

      * On sales of $50,000 or more, the sales charge will be reduced.



                                              See Notes to Financial Statements

                   VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                           STATEMENT OF OPERATIONS
                FOR THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT
                  OF INVESTMENT OPERATIONS) TO JUNE 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                         $    517
   Interest                                                               217
                                                                     --------
      Total Income                                                        734
                                                                     --------

EXPENSES:

   Audit                                                                7,500
   Trustees Fees and Expenses (Note 2)                                  5,250
   Amortization of Organizational Expenses (Note 1)                     3,900
   Investment Advisory Fee (Note 2)                                     1,018
   Legal (Note 2)                                                       1,000
   Custody (Note 1)                                                       618
   Other                                                                2,013
                                                                     --------

      Total Expenses                                                   21,299
      Less: Fees Waived and Expenses Reimbursed
            ($1,018 and $18,298, respectively)                         19,316
            Earnings Credits on Cash Balances (Note 1)                    219
                                                                     --------
      Net Expenses                                                      1,764
                                                                     --------
NET INVESTMENT LOSS                                                  $ (1,030)
                                                                     ========

REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:

   Net Realized Gain on Investments                                  $ 23,514
                                                                     --------

   Net Unrealized Appreciation/Depreciation on Securities:
      Beginning of the Period                                               0
      End of the Period:
         Investments                                                   58,219
                                                                     --------
   Change in Net Unrealized Appreciation on
   Investments During the Period                                       58,219
                                                                     --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      $ 81,733
                                                                     ========
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $ 80,703
                                                                     ========



                                              See Notes to Financial Statements

                   VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                      STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE PERIOD DECEMBER 27, 1995
                   (COMMENCEMENT OF INVESTMENT OPERATIONS)
                               TO JUNE 30, 1996

-------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:

   Operations:
      Net Investment Loss                                           $ (1,030)
      Net Realized Gain on Securities                                 23,514
      Net Unrealized Appreciation on Securities During the Period     58,219
                                                                    --------
      NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES             80,703
                                                                    --------

FROM CAPITAL TRANSACTIONS (NOTE 3):

   Proceeds of Shares Sold                                            35,843
                                                                    --------
TOTAL INCREASE IN NET ASSETS                                         116,546

NET ASSETS:
      Beginning of the Period                                        200,000
                                                                    --------
      End of the Period                                             $316,546
                                                                    ========



                                              See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                                  GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES - The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS - Distributions from net investment income and net realized gains, if any, are made annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included as ordinary income for tax purposes. This tax basis ordinary income is offset by the net investment loss for tax purposes of $1,126. As a result, this permanent book and tax basis difference has been reclassified from accumulated net realized gain on securities to accumulated undistributed net investment income.

G. EXPENSE REDUCTIONS - During the period ended June 30, 1996, the Fund's custody fee was reduced by $219 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                        % Per Annum
---------------------------------------------------------------------
First $500 million                                            .75%

Next $500 million                                             .70%

Over $1 billion                                               .65%

                          VAN KAMPEN AMERICAN CAPITAL
                                  GROWTH FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 1996
--------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the period ended June 30, 1996, the Fund incurred expenses of approximately $1,000 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

     At June 30, 1996, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1996, capital aggregated $105,843, $65,000 and $65,000 for
Classes A, B and C, respectively.

     For the period ended June 30, 1996, transactions were as follows:

                                                     SHARES      VALUE
                                                     ------      -----
Sales:

  Class A                                             3,113     $35,843
                                                      =====     =======

     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

3. CAPITAL TRANSACTIONS (CONTINUED)

                                                          Contingent Deferred
                                                              Sales Charge
                                                          Class B     Class C
Year of Redemption                                         Shares      Shares
-----------------------------------------------------------------------------
First                                                       4.00%       1.00%
Second                                                      3.75%        None
Third                                                       3.50%        None
Fourth                                                      2.50%        None
Fifth                                                       1.50%        None
Sixth                                                       1.00%        None
Seventh and Thereafter                                       None        None


4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $453,171 and $237,497, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

  Van Kampen American Capital Value Fund (the "Fund") seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Fund's investment adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-3
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-11
Trustees and Officers................................................................   B-18
Legal Counsel........................................................................   B-26
Investment Advisory and Other Services...............................................   B-26
Custodian and Independent Accountants................................................   B-27
Portfolio Transactions and Brokerage Allocation......................................   B-27
Tax Status of the Fund...............................................................   B-28
The Distributor......................................................................   B-28
Performance Information..............................................................   B-29
Independent Accountants' Report......................................................   B-32
Financial Statements.................................................................   B-33
Notes to Financial Statements........................................................   B-38

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated May 10, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating The Massachusetts Trust's reorganization into a Delaware business Trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets from banks (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or

Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a nonpaying issue.
  D       A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19

R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                  POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------     -----------------------  -------------------------------------------
William N. Brown..........   Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:  05/26/53                            VK/AC Holding, Inc., Van Kampen American
                                                      Capital, and American Capital Contractual
                                                      Services, Inc. Executive Vice President and
                                                      Director of Van Kampen American Capital
                                                      Trust Company, Van Kampen American Capital
                                                      Advisors, Inc., Van Kampen American Capital
                                                      Exchange Corporation, ACCESS and Van Kampen
                                                      American Capital Services, Inc. Prior to
                                                      September 1996, Director of American
                                                      Capital Shareholders Corporation. Vice
                                                      President of each of the Van Kampen
                                                      American Capital Funds and other investment
                                                      companies advised by the VK Adviser and the
                                                      AC Adviser.

Peter W. Hegel...........    Vice President           Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                             AC Adviser, Van Kampen American Capital
                                                      Management, Inc. and Van Kampen American
                                                      Capital Advisors, Inc. Prior to September
                                                      1996, Director of McCarthy, Crisanti &
                                                      Maffei, Inc. Prior to July 1996, Director
                                                      of VSM Inc. Vice President of each of the
                                                      Van Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and the AC Adviser.

Curtis W. Morell.........    Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth: 08/04/46    Chief Accounting         the AC Adviser. Vice President and Chief
                             Officer                  Accounting Officer of each of the Van
                                                      Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and AC Adviser.

                                  POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------     -----------------------  -------------------------------------------
Ronald A. Nyberg.........    Vice President and       Executive Vice President, General Counsel
  Date of Birth: 07/29/53    Secretary                and Secretary of Van Kampen American
                                                      Capital and VK/AC Holding, Inc. Executive
                                                      Vice President, General Counsel and a
                                                      Director of the Distributor, the VK
                                                      Adviser, the AC Adviser, Van Kampen
                                                      American Capital Management, Inc., Van
                                                      Kampen Merritt Equity Advisors Corp., and
                                                      Van Kampen Merritt Equity Holdings Corp.
                                                      Executive Vice President, General Counsel
                                                      and Assistant Secretary of Van Kampen
                                                      American Capital Advisors, Inc., American
                                                      Capital Contractual Services, Inc., Van
                                                      Kampen American Capital Exchange
                                                      Corporation, Van Kampen American Capital
                                                      Services, Inc. and ACCESS. Executive Vice
                                                      President, General Counsel, Assistant
                                                      Secretary and Director of Van Kampen
                                                      American Capital Trust Company. Director of
                                                      ICI Mutual Insurance Co., a provider of
                                                      insurance to members of the Investment
                                                      Company Institute. Prior to September 1996,
                                                      General Counsel of McCarthy, Crisanti &
                                                      Maffei, Inc. Prior to July 1996, Executive
                                                      Vice President and General Counsel of VSM
                                                      Inc. and VCJ Inc. Vice President and
                                                      Secretary of each of the Van Kampen
                                                      American Capital Funds and other investment
                                                      companies advised by the VK Adviser and AC
                                                      Adviser.

Robert C. Peck, Jr........   Vice President           Executive Vice President of the VK Adviser
  Date of Birth:  10/01/96                            and Van Kampen American Capital Management,
                                                      Inc. Executive Vice President and Director
                                                      of the AC Adviser and Van Kampen American
                                                      Capital Advisors, Inc. Vice President of
                                                      each of the Van Kampen American Capital
                                                      Funds and other investment companies
                                                      advised by the VK Adviser and AC Adviser.

Alan T. Sachtleben........   Vice President           Executive Vice President of the VK Adviser
  Date of Birth:  04/20/42                            and Van Kampen American Capital Management,
                                                      Inc. Executive Vice President and a
                                                      Director of the AC Adviser and Van Kampen
                                                      American Capital Advisors, Inc. Vice
                                                      President of each of the Van Kampen
                                                      American Capital Funds and other investment
                                                      companies advised by the VK Adviser and AC
                                                      Adviser.

Paul R. Wolkenberg........   Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:  11/10/44                            Inc., Van Kampen American Capital, the
                                                      Distributor and the AC Adviser. President,
                                                      Chief Executive Officer and a Director of
                                                      Van Kampen American Capital Trust Company
                                                      and ACCESS. Director of American Capital
                                                      Contractual Services, Inc. Vice President
                                                      of each of the Van Kampen American Capital
                                                      Funds and other investment companies
                                                      advised by the VK Adviser and AC Adviser.

Edward C. Wood III.......    Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth: 01/11/56    Chief Financial Officer  the AC Adviser and Van Kampen American
                                                      Capital Management, Inc. Vice President and
                                                      Chief Financial Officer of each of the Van
                                                      Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and the AC Adviser.

                                  POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------     -----------------------  -------------------------------------------
John L. Sullivan.........    Treasurer                First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                             the AC Adviser. Treasurer of each of the
                                                      Van Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and the AC Adviser.

Tanya M. Loden...........    Controller               Vice President of the VK Adviser and the AC
  Date of Birth: 11/19/59                             Adviser. Controller of each of the Van
                                                      Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and AC Adviser.

Nicholas Dalmaso.........    Assistant Secretary      Assistant Vice President and Senior
  Date of Birth: 03/01/65                             Attorney of Van Kampen American Capital.
                                                      Assistant Vice President and Assistant
                                                      Secretary of the Distributor, the VK
                                                      Adviser, the AC Adviser and Van Kampen
                                                      American Capital Management, Inc. Assistant
                                                      Vice President of Van Kampen American
                                                      Capital Advisors, Inc. Assistant Secretary
                                                      of each of the Van Kampen American Capital
                                                      Funds and other investment companies
                                                      advised by the VK Adviser and the AC
                                                      Adviser. Prior to May 1992, attorney for
                                                      Cantwell & Cantwell, a Chicago law firm.

Huey P. Falgout, Jr.......   Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:  11/15/63                            Attorney of Van Kampen American Capital.
                                                      Assistant Vice President and Assistant
                                                      Secretary of the Distributor, the VK
                                                      Adviser, the AC Adviser, Van Kampen
                                                      American Capital Management, Inc., Van
                                                      Kampen American Capital Advisors, Inc.,
                                                      American Capital Contractual Services,
                                                      Inc., Van Kampen American Capital Exchange
                                                      Corporation and ACCESS. Assistant Secretary
                                                      of each of the Van Kampen American Capital
                                                      Funds and other investment companies
                                                      advised by the VK Adviser and AC Adviser.

Scott E. Martin..........    Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth: 08/20/56                             Counsel and Assistant Secretary of Van
                                                      Kampen American Capital and VK/AC Holding,
                                                      Inc. Senior Vice President, Deputy General
                                                      Counsel and Secretary of the VK Adviser,
                                                      the AC Adviser, the Distributor, Van Kampen
                                                      American Capital Management, Inc., Van
                                                      Kampen American Capital Advisors, Inc.,
                                                      American Capital Contractual Services,
                                                      Inc., Van Kampen American Capital Exchange
                                                      Corporation, Van Kampen American Capital
                                                      Services, Inc., ACCESS, Van Kampen Merritt
                                                      Equity Advisors Corp. and Van Kampen
                                                      Merritt Equity Holdings Corp. Prior to
                                                      September 1996, Deputy General Counsel and
                                                      Secretary of McCarthy, Crisanti & Maffei,
                                                      Inc. Prior to July 1996, Senior Vice
                                                      President, Deputy General Counsel and
                                                      Secretary of VSM Inc. and VCJ Inc.
                                                      Assistant Secretary of each of the Van
                                                      Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and the AC Adviser.

                                  POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------     -----------------------  -------------------------------------------
Weston B. Wetherell......    Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth: 06/15/56                             and Assistant Secretary of Van Kampen
                                                      American Capital, the VK Adviser, the AC
                                                      Adviser, the Distributor, Van Kampen
                                                      American Capital Management, Inc. and Van
                                                      Kampen American Capital Advisors, Inc.
                                                      Assistant Secretary of each of the Van
                                                      Kampen American Capital Funds and other
                                                      investment companies advised by the VK
                                                      Adviser and the AC Adviser.

Steven M. Hill...........    Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                             and AC Adviser. Assistant Treasurer of each
                                                      of the Van Kampen American Capital Funds
                                                      and other investment companies advised by
                                                      the VK Adviser and the AC Adviser.

Robert Sullivan..........    Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth: 03/30/33                             and the AC Adviser. Assistant Controller of
                                                      each of the Van Kampen American Capital
                                                      Funds and other investment companies
                                                      advised by the VK Adviser and the AC
                                                      Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                            AMOUNT OF
                                                           OWNERSHIP AT          CLASS        PERCENTAGE
              NAME AND ADDRESS OF HOLDER                 OCTOBER 17, 1996      OF SHARES      OWNERSHIP
------------------------------------------------------   ----------------      ---------      ---------
Van Kampen American Capital...........................         7,000               A            68.11%
  Attn: Dominick Cogliandro                                    6,500               B              100%
  One Chase Manhattan Plaza                                    6,500               C              100%
  37th Floor
  New York, NY 10005-1401
Bret W. Stanley & Judy R. Stanley Jt Ten..............         3,277               A            31.89%
  5026 Lymbar Drive
  Houston, TX 77096-5326

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1996, the Fund recognized advisory expenses of $0.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the period ended June 30, 1996, the Fund recognized expenses of approximately $0, representing Van Kampen American Capital's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1996, the Fund recognized no legal services expenses under the Legal Services Agreement.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1996, the Fund recognized expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 13.03%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from the Funds inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 6.45%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from the Fund's inception through June 30, 1996 was 14.00%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 20.55%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 10.00%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 14.00%.

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 27.08%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 13.00%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 14.00%

                          [KPMG PEAT MARWICK LLP LETTERHEAD]




                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
  Van Kampen American Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Fund (the "Fund"), including the portfolio of investments, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Value Fund as of June 30, 1996, the results of its operations, the changes in its net assets and financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP


Chicago, Illinois
August 2, 1996

                    VAN KAMPEN AMERICAN.CAPITAL VALUE FUND

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1996

--------------------------------------------------------------------------------

Security Description                          Shares   Market Value
-------------------------------------------------------------------
COMMON STOCKS 96.5%
CONSUMER DURABLES 6.7%
Newell Co. ..................................  230        $   7,044
Sunbeam-Oster, Inc. .........................  720           10,620
                                                          ---------
                                                             17,664
                                                          ---------
CONSUMER NON-DURABLES 11.5%
Designer Holdings Ltd. (b) ..................  150            3,994
Donnkenny, Inc. (b) .........................  480            9,360
Nabisco Holdings Corp., Class A .............  210            7,429
Philip Morris Cos., Inc. ....................   95            9,880
                                                          ---------
                                                             30,663
                                                          ---------


CONSUMER SERVICES 1.2%
Taco Cabana, Inc., Class A (b) ..............  450            3,263
                                                          ---------


FINANCE 10.7%
American Bankers Insurance Group ............  100            4,362
Chase Manhattan Corp. .......................   80            5,650
Equitable of Iowa Cos. ......................  200            7,100
Horace Mann Educators Corp. .................  190            6,033
TIG Holdings, Inc. ..........................  180            5,220
                                                          ---------
                                                             28,365
                                                          ---------

HEALTH CARE 7.4%
American Home Products Corp. ................  100            6,012
Foundation Health Corp. (b) .................  125            4,484
Laboratory Corp. of America Holdings (b) ....  550            4,125
Tenet Healthcare Corp. (b) ..................  230            4,916
                                                          ---------
                                                             19,537
                                                          ---------


PHARMACEUTICALS 0.8% ........................  100            2,175
                                                          ---------
ALLEN GROUP, INC.


PRECISION INSTRUMENTS 5.3% ..................  310            8,292
Elsag Bailey Process Auto NV (b) ............  150            5,681
                                                          ---------
General Signal Corp. ........................                13,973
                                                          ---------

PRODUCER MANUFACTURING 10.6%
Belden, Inc. ................................  160            4,800
Century Aluminum Co. ........................  340            5,355
Corning, Inc. ...............................  150            5,756
Stewart & Stevenson Services, Inc. ..........  250            5,688
WMX Technologies, Inc. ......................  200            6,550
                                                          ---------
                                                             28,149
                                                          ---------


                                              See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1996

--------------------------------------------------------------------------------

Security Description                         Shares    Market Value
-------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES 8.5%
Alumax, Inc. (b) ...........................  140         $   4,252
Boise Cascade Corp. ........................  150             5,494
Crown Cork & Seal, Inc. ....................  230            10,350
Mead Corp. .................................   50             2,594
                                                          ---------
                                                             22,690
                                                          ---------


RETAIL 13.8%
Ann Taylor Stores Corp. (b) ................  330             6,682
Brightpoint, Inc. (b) ......................  300             6,450
General Nutrition Cos., Inc. (b) ...........  370             6,475
Nine West Group, Inc. (b) ..................  200            10,225
Talbots, Inc. ..............................  100             3,238
Tandy Corp. ................................   75             3,553
                                                          ---------
                                                             36,623
                                                          ---------


TECHNOLOGY 10.3%
Dynatech Corp. (b) .........................  150             4,875
Harris Corp. ...............................  100             6,100
Lucent Technologies, Inc. ..................  200             7,575
Nokia Corp. ADS (Finland) ..................  240             8,880
                                                          ---------
                                                             27,430
                                                          ---------


TRANSPORTATION 4.4%
Genesee & Wyoming, Inc., Class A (b) .......  350             7,175
Illinois Central Corp. .....................  160             4,540
                                                          ---------
                                                             11,715
                                                          ---------


UTILITIES 5.3%
A T & T Corp. ..............................  120             7,440
Telefonos de Mexico, SA - ADR (Mexico) .....  200             6,700
                                                          ---------
                                                             14,140
                                                          ---------


TOTAL LONG-TERM INVESTMENTS 96.5% ..........
 (Cost $235,831) (a)                                        256,387
OTHER ASSETS IN EXCESS OF LIABILITIES 3.5% .                  9,188
                                                          ---------
NET ASSETS 100% ............................              $ 265,575
                                                          =========



(a) At June 30, 1996, for federal income tax purposes, cost of investments is $235,831, the aggregate gross unrealized appreciation is $25,715 and the aggregate gross unrealized depreciation is $5,169, resulting in net unrealized appreciation of $20,556.

(b) Non-income producing security as this stock does not currently declare dividends.

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996

--------------------------------------------------------------------------------

ASSETS:

  Investments, at Market Value (Cost $235,831) (Note 1)............    $   256,387
  Cash.............................................................          9,860

  Receivables:
    Distributor....................................................          5,182
    Securities Sold................................................          2,969
    Dividends......................................................            302
  Unamortized Organizational Expenses (Note 1).....................         36,100
                                                                         ---------
       Total Assets................................................        310,800


LIABILITIES:

  Payables:
    Organizational Expenses........................................         40,000
    Securities Purchased...........................................          2,400
  Deferred Compensation and Retirement Plans (Note 2)..............          2,825
                                                                         ---------

       Total Liabilities...........................................         45,225
                                                                         ---------

NET ASSETS.........................................................      $ 265,575
                                                                         =========
NET ASSETS CONSIST OF:

  Capital (Note 3).................................................      $ 235,000
  Net Unrealized Appreciation on Securities........................         20,556
  Accumulated Net Realized Gain on Securities......................          9,524
  Accumulated Undistributed Net Investment Income..................            495
                                                                         ---------
NET ASSETS.........................................................      $ 265,575
                                                                         =========


MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $117,249 and 10,277 shares of capital stock
    issued and outstanding) (Note 3)...............................      $   11.41
    Maximum sales charge (5.75%* of offering price) ...............            .07
                                                                         ---------
    Maximum offering Price to public...............................      $   12.11
                                                                         =========

Class B Shares:

    Net asset value and offering price per share (Based on net assets of $74,163  and 6,500 shares of capital stock issued
    and outstanding) (Note 3)......................................      $   11.41
                                                                         =========

Class C Shares:

    Net asset value and offering price per share (Based on net assets  of $74,163 and 6,500 shares of capital stock issued
    and outstanding) (Note 3)......................................      $   11.41
                                                                         =========

    *On sales of $50,000 or more, the sales charge will be reduced.

                                              See Notes to Financial Statements

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            STATEMENT OF OPERATIONS

               For the Period December 27, 1995 (Commencement of
                    Investment Operations) to June 30, 1996

-------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ......................................................  $   1,820
Interest .......................................................        217
                                                                  ---------
         Total Income ..........................................      2,037
                                                                  ---------


EXPENSES:
  Audit ........................................................      7,500
  Trustees Fees and Expenses (Note 2) ..........................      5,250
  Amortization of Organizational Expenses (Note 1) .............      3,900
  Investment Advisory Fee (Note 2) .............................        890
  Custody (Note 1) .............................................        311
  Other ........................................................      3,000
                                                                  ---------



        Total Expenses .........................................     20,851

        Less:  Fees Waived and Expenses Reimbursed ($890 and
                 $18,327, respectively) ........................     19,217
               Earnings Credits on Cash Balances (Note 1) ......         92
                                                                  ---------

        Net Expenses ...........................................      1,542
                                                                  ---------


NET INVESTMENT INCOME ..........................................  $     495
                                                                  =========



REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES

Net Realized Gain on Investments ...............................  $   9,524
                                                                  ---------

Net Unrealized Appreciation/Depreciation on Securities:
   Beginning of the Period .....................................          0
   End of the Period:
     Investments ...............................................     20,556
                                                                  ---------
Net Unrealized Appreciation on Securities During the Period ....     20,556
                                                                  ---------

NET REALIZED AND UNREALIZED GAIN ON SECURITIES: ................  $  30,080
                                                                  =========

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $  30,575
                                                                  =========



                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF CHANGES IN NET ASSETS

              For the Period December 27, 1995 (Commencement of
                   Investment Operations) to June 30, 1996


------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:

  Operations:
    Net Investment Income .....................................   $       495
    Net Realized Gain on Securities ...........................         9,524
    Net Unrealized Appreciation on Securities During the Period        20,556
                                                                  -----------


  NET CHANGE IN NET ASSETS FROM
    INVESTMENT ACTIVITIES .....................................        30,575
                                                                  -----------


FROM CAPITAL TRANSACTIONS(Note 3):

  Proceeds from Shares Sold ...................................        35,000
                                                                  -----------
TOTAL INCREASE IN NET ASSETS ..................................        65,575

NET ASSETS:
  Beginning of the Period .....................................       200,000
                                                                  -----------
  End of the Period (Including undistributed net investment
    income of $495) ...........................................   $   265,575
                                                                  ===========

                                    See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                                   VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996



1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
      A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded an an accrual basis.

D. ORGANIZATIONAL EXPENSES - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to Comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any.

G. EXPENSE REDUCTIONS - During the Period ended June 30, 1996, the Fund's custody fee was reduced by $92 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets          % Per Annum
---------------------------------------

First $500 million            .75%

Next $500 million             .70%

Over $1 billion               .65%


     For the period ended June 30, 1996, the Fund incurred expenses of approximately $1,000 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                         VAN KAMPEN AMERICAN CAPITAL
                                  VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1996


     The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
     At June 30, 1996, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common Shares, Classes A, B and C, each with a par value of $.01 Per Share. There are an unlimited number of shares of each class authorized.
     At June 30, 1996, capital aggregated $105,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996, transactions were as follows:


                        Shares         Value
                        ------         -----
Sales:

 Class A                 3,277        $35,000
                        ======        =======


     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                                CONTINGENT DEFERRED
                                   SALES CHARGE
                                CLASS B     CLASS C
  YEAR OF REDEMPTION             SHARES      SHARES
  ------------------            -------     -------

  First                          4.00%        1.00%
  Second                         3.75%        None
  Third                          3.50%        None
  Fourth                         2.50%        None
  Fifth                          1.50%        None
  Sixth                          1.00%        None
  Seventh and Thereafter         None         None

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $319,908 and $93,601, respectively.


5. DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     The Funds net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      STATEMENT OF ADDITIONAL INFORMATION

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

  Van Kampen American Capital Great American Companies Fund (the "Fund") seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-2
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-12
Trustees and Officers................................................................   B-19
Legal Counsel........................................................................   B-27
Investment Advisory and Other Services...............................................   B-27
Custodian and Independent Accountants................................................   B-28
Portfolio Transactions and Brokerage Allocation......................................   B-28
Tax Status of the Fund...............................................................   B-29
The Distributor......................................................................   B-29
Performance Information..............................................................   B-30
Independent Accountants' Report......................................................   B-33
Financial Statements.................................................................   B-34
Notes to Financial Statements........................................................   B-40

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a designation of series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issuer senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

FOREIGN SECURITIES

  The Fund may invest up to 5% of the value of its total assets in securities of foreign issuers. Investments in foreign securities will generally be limited to securities issued by foreign companies in developed countries with at least three years of operations or by foreign governments. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization, and confiscatory taxation), the imposition of foreign exchange control regulation or a currency blockage which would prevent cash from being brought back to the United States, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is fluctuation in values of the currencies in which they are denominated relative to the U.S. dollar. In addition, there is less publicly available information about many foreign issuers and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries and their securities markets are less liquid than those in the U.S. Because there is usually less supervision and governmental regulation of exchanges, brokers, and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks (including entering into reverse repurchase agreements) above which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrowing other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currencies, equity or fixed-income market changes, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a non-paying issue.
  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated 'A' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated 'BAA' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated 'B' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                         AMOUNT OF
                                                                        OWNERSHIP AT      CLASS OF    PERCENTAGE
                    NAME AND ADDRESS OF HOLDER                        OCTOBER 17, 1996     SHARES     OWNERSHIP
---------------------------------------------------------------------------------------------------------------
Van Kampen American Capital........................................         7,000             A          100%
  Attn: Dominick Cogliandro                                                 6,500             B          100%
  One Chase Manhattan Plaza                                                 6,500             C          100%
  37th Floor
  New York, NY 10005-1401

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1996, the Fund recognized no advisory expenses.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the period ended June 30, 1996, the Fund recognized no accounting services expenses under the Accounting Services Agreement.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1996, the Fund recognized no legal services expenses under the Legal Services Agreement.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1996, the Fund recognized expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 19.32%.

  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from the Fund's inception through June 30, 1996 was 9.43%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 was 16.10%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 25.10%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1996 was 12.10%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1996 was 16.10%

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for the period from December 27, 1995 (the commencement of operations of the Class C Shares) through June 30, 1996 was 31.75%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1996 was 15.10%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1996 was 16.10%

                          [KPMG PEAT MARWICK LLP LETTERHEAD]




                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
  Van Kampen American Capital Great American Companies Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Great American Companies Fund (the "Fund"), including the portfolio of investments, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Great American Companies Fund as of June 30, 1996, the results of its operations, the changes in its net assets and financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP


Chicago, Illinois
August 15, 1996

VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                            PORTFOLIO OF INVESTMENTS

                                  June 30,1996

Security Description                                                            Shares           Market Value
--------------------------------------------------------------------------------------------------------------
  COMMON STOCK 90.0%
     CONSUMER DISTRIBUTION 11.1%                                                  312             $   9,126
Dollar General Corp.                                                              135                 5,332
Kroger Co. (b)                                                                    120                 5,250
May Department Stores Co.                                                         125                 6,078
Sears Roebuck & Co.                                                                               ---------
                                                                                                     25,786
                                                                                                  ---------
  CONSUMER DURABLES 4.6%                                                          100                 5,763
Armstrong World Industries, Inc.
Black & Decker Corp.                                                              125                 4,828
                                                                                                  ---------
                                                                                                     10,591
                                                                                                  ---------
  CONSUMER NON-DURABLES 8.4%
Avon Products, Inc.                                                               125                 5,641
Campbell Soup Co.                                                                  65                 4,583
CPC International, Inc.                                                            55                 3,960
Nabisco Holdings Corp., Class A                                                   150                 5,306
                                                                                                  ---------
                                                                                                     19,490
                                                                                                  ---------
  CONSUMER SERVICES 5.0%
Host Marriott Corp.                                                               300                 3,938
Tele Communications, Class A                                                      200                 3,625
Walt Disney Co.                                                                    65                 4,087
                                                                                                   --------
                                                                                                     11,650
                                                                                                   --------
  ENERGY, 4.4%
Amoco Corp.                                                                        70                 5,066
Exxon Corp.                                                                        60                 5,213
                                                                                                   --------
                                                                                                     10,279
                                                                                                   --------
  FINANCE 10,3%
American International Group, Inc.                                                 40                 3,945
Federal National Mortgage Association                                             160                 5,360
Green Tree Financial Corp.                                                        200                 6,250
MGIC Investment Corp.                                                             100                 5,613
Travelers/Aetna Property & Casualty, Class A                                      100                 2,837
                                                                                                   --------
                                                                                                     24,005
                                                                                                   --------



                                               See Notes to Financial Statements

Van Kampen American Capital Great American Companies Fund

                                 June 30, 1996

Security Description                                              Shares             Market Value
--------------------------------------------------------------------------------------------------------
  HEALTH CARE 6.4%
Becton Dickinson & Co.                                              65                $  5,216
Schering-Plough Corp.                                               90                   5,647
United Healthcare Corp.                                             80                   4,040
                                                                                      --------
                                                                                        14,903
                                                                                      --------
  PRODUCER MANUFACTURING 10.1%
Corning, Inc.                                                      150                   5,756
General Electric Co.                                                70                   6,055
Honeywell, Inc.                                                    100                   5,450
Kent Electrics Corp.                                               200                   6,250
                                                                                      --------
                                                                                        23,511
                                                                                      --------

  RAW MATERIALS/PROCESSING INDUSTRIES 8.6%
International Paper Co.                                            100                   3,688
Praxair, Inc.                                                     .125                   5,281
Sherwin-Williams Co.                                               120                   5,580
Union Carbide Corp.                                                135                   5,366
                                                                                      --------
                                                                                        19,915
                                                                                      --------
  TECHNOLOGY 9.7%
Boeing Co.                                                          50                   4,356
Hewlett-Packard Co.                                                 70                   6,974
Intel Corp.                                                        100                   7,344
Lucent Technologies, Inc.                                          100                   3,787
                                                                                      --------
                                                                                        22,461
                                                                                      --------
  TRANSPORTATION 3.6%
Burlington Northern Santa Fe Co.                                    50                   4,044
Southwest Airlines Co.                                             150                   4,369
                                                                                      --------
                                                                                         8,413
                                                                                      --------


                                               See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                                 June 30, 1996

Security Description                                                 Shares            Market Value
----------------------------------------------------------------------------------------------------
UTILITIES 7.8%
AT&T Corp.                                                             75               $    4,650
MCI Communications Corp.                                              200                    5,125
Worldcom, Inc.                                                        150                    8,306
                                                                                        ----------
                                                                                            18,081
                                                                                        ----------

TOTAL COMMON STOCK 90.0%
    (Cost $187,610) (a)                                                                    209,085
OTHER ASSETS IN EXCESS OF LIABILITIES  10.0%                                                23,357
                                                                                        ----------
NET ASSETS 100.0%                                                                       $  232,442
                                                                                        ==========



(a) At June 30, 1996, for federal income tax purposes, cost of investments is $187,610, the gross aggregrate unrealized appreciation is $24,795 and the gross aggregate unrealized depreciation is $3,320, resulting in net unrealized appreciation of $21,475.

(b) Non-income producing security as this stock does not currently declare dividends.



                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996

ASSETS:
Investments, at Market Value (Cost $187,610) (Note 1)                                        $   209,085
Cash                                                                                              26,260
Receivables:
   Securities Sold                                                                                 6,177
   Distributor                                                                                     5,340
   Dividends                                                                                         137
Unamortized Organizational Expenses (Note 1)                                                      36,100
                                                                                             -----------
         Total Assets                                                                            283,099
                                                                                             -----------
LIABILITIES:
Payables:
   Organizational Expenses                                                                        40,000
   Securities Purchased                                                                            7,832
Deferred Compensation and Retirement Plans (Note 2)                                                2,825
                                                                                             -----------
         Total Liabilities                                                                        50,657
                                                                                             -----------
NET ASSETS                                                                                   $   232,442
                                                                                             ===========
NET ASSETS CONSIST OF:
Capital (Note 3)                                                                             $   200,000
Net Unrealized Appreciation on Securities                                                         21,475
Accumulated Net Realized Gain on Securities                                                       10,594
Accumulated Undistributed Net Investment Income                                                      373
                                                                                             -----------
NET ASSETS                                                                                   $   232,442
                                                                                             ===========
MAXIMUM OFFERING PRICE PER SHARE:
    Class A Shares:
       Net asset value and redemption price per share (Based on net assets of
       $81,354 and 7,000 shares of capital stock issued and outstanding) (Note 3)            $     11.62
       Maximum sales charge (5.75%* of offering price)                                              0.71
                                                                                             -----------
       Maximum offering price to public                                                      $     12.33
                                                                                             ===========
    Class B Shares:
       Net asset value and offering price per share (Based on not assets of $75,544
       and 6,500 shares of capital stock issued and outstanding) (Note 3)                    $     11.62
                                                                                             ===========
    Class C Shares:
       Net asset value and offering price per share (Based on net assets of $75,544
       and 6,500 shares of capital stock issued and outstanding) (Note 3)                    $     11.62
                                                                                             ===========
    *On sales of $50,000 or more, the sales charge will be reduced.



                                               See Notes to Financial Statements

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                           STATEMENT OF OPERATIONS

         FOR THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT OF INVESTMENT

                         OPERATIONS) TO JUNE 30, 1996

INVESTMENT INCOME:
Dividends                                                                                                $   1,541
Interest                                                                                                       217
                                                                                                         ---------

          Total Income                                                                                       1,758
                                                                                                         ---------
EXPENSES:
Audit                                                                                                        7,500
Trustees Fees and Expenses (Note 2)                                                                          5,250
Amortization of Organizational Expenses (Note 1)                                                             3,900
Accounting (Note 2)                                                                                          1,000
Legal                                                                                                        1,000
Printing                                                                                                     1,000
Investment Advisory Fee (Note 2)                                                                               775
Custody (Note 1)                                                                                               250
                                                                                                         ---------
          Total Expenses                                                                                    20,675
          Less: Fees Waived and Expenses Reimbursed ($775 and $18,371, respectively)                        19,146
                Earnings Credits Earned on Cash Balances (Note 1)                                              144
                                                                                                         ---------
               Net Expenses                                                                                  1,385
                                                                                                         ---------
NET INVESTMENT INCOME                                                                                    $     373
                                                                                                         =========
REALIZED AND UNREALIZED GAIN ON SECURITIES:

Net Realized Gain on Investments                                                                         $  10,594
                                                                                                         ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period                                                                                        0
  End of the Period:
   Investments                                                                                              21,475
                                                                                                         ---------
Net Unrealized Appreciation on Securities During the Period                                                 21,475
                                                                                                         ---------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES                                                           $  32,069
                                                                                                         =========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                               $  32,442
                                                                                                         =========


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

          FOR THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT OF INVESTMENT
                          OPERATIONS) TO JUNE 30, 1996

FROM INVESTMENT ACTIVITIES:


Operations:
Net Investment Income                                                 $     373
Net Realized Gain on Securities                                          10,594
Net Unrealized Appreciation on Securities During the Period              21,475
                                                                      ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      32,442
                                                                      ---------
TOTAL INCREASE IN NET ASSETS                                             32,442

NET ASSETS:
Beginning of the Period                                                 200,000
                                                                      ---------
End of the Period (Including undistributed net investment
  income of $373)                                                     $ 232,442
                                                                      =========


                                               See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL

                         GREAT AMERICAN COMPANIES FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996

--------------------------------------------------------------------------------

1.     SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Great American Companies Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long- term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27,1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL INCOME - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collective "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulate investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and, if any, net realized gains.

G. EXPENSE REDUCTIONS - During the period ended June 30, 1996, the Fund's custody fee was reduced by $144 as a result of credits earned on overnight cash balances.

2.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


            Average Net Assets                % Per Annum
            ---------------------------------------------
            First $500 million                  .70 of 1%
            Next $500 million                   .65 of 1%
            Over $1 billion                     .60 of 1%


     For the period ended June 30, 1996, the Fund incurred expenses of $1,000, all of which was subsequently assumed by VKAC, representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officer and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                          VAN KAMPEN AMERICAN CAPITAL

                         GREAT AMERICAN COMPANIES FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  JUNE 30,1996
--------------------------------------------------------------------------------

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30,1996, VKAC owned all shares of Classes A, B and C, respectively.


3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A, B and C, respectively.

    Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                     Contingent Deferred
                                         Sales Charge

                                     Class B       Class C
     Year of Redemption              Shares        Shares
     -----------------------------------------------------
       First                         4.00%         1.00%
       Second                        3.75%         None
       Third                         3.50%         None
       Fourth                        2.50%         None
       Fifth                         1.50%         None
       Sixth                         1.00%         None
       Seventh and Thereafter        None          None

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $276,167 and $99,152, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. Since the Fund does not currently have any non-affiliated shareholders, no fees related to the Plans have been accrued.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

  Van Kampen American Capital Prospector Fund (the "Fund") seeks capital growth and income. The Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus for the Fund dated as of the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-3
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-11
Trustees and Officers................................................................   B-17
Legal Counsel........................................................................   B-25
Investment Advisory and Other Services...............................................   B-26
Custodian and Independent Accountants................................................   B-27
Portfolio Transactions and Brokerage Allocation......................................   B-27
Tax Status of the Fund...............................................................   B-28
The Distributor......................................................................   B-28
Performance Information..............................................................   B-29
Independent Accountants' Report......................................................   B-32
Financial Statements.................................................................   B-33
Notes to Financial Statements........................................................   B-39

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust is treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding and cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995

  The Fund originally was organized as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its right under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks, (including entering into reverse repurchase agreements), which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or

Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency controls is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: this symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a nonpaying issue.
  D       A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                              AMOUNT OF
                                                             OWNERSHIP AT       CLASS OF     PERCENTAGE
               NAME AND ADDRESS OF HOLDER                  OCTOBER 17, 1996      SHARES      OWNERSHIP
---------------------------------------------------------  ----------------     --------     ----------
Van Kampen American Capital..............................        7,000              A            100%
Attn: Dominick Cogliandro                                        6,500              B            100%
One Chase Manhattan Plaza                                        6,500              C            100%
37th Floor
New York, NY 10005-1401

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1996, the Fund recognized no advisory expenses.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the

Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets. For the period ended June 30, 1996, the Fund recognized no accounting services expenses under this agreement.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital, Inc. provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital, Inc. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records. For the period ended June 30, 1996 the Fund recognized no legal services expenses under this agreement.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Although the Fund anticipates that its annual portfolio turnover rate generally will be less than 100%, it is possible that the rate may exceed 100%, which is higher than that of many other investment companies. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. High portfolio activity increases the Fund's transaction costs, including brokerage commissions. If the turnover rate for the Fund reaches or exceeds 100%, the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1996, the Fund recognized expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return, including payment of the maximum sales charge, with respect to the Class A Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 11.27%.

  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 5.60%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from its inception to June 30, 1996, was 13.10%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1996 was 18.81%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 9.19%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class B Shares from its inception to June 30, 1996, was 13.19%.

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for the period from December 27, 1995 (the commencement of operations of the Class C Shares) through June 30, 1996 was 25.30%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 12.19%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class C Shares from its inception to June 30, 1996, was 13.19%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
 Van Kampen American Capital Prospector Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prospector Fund (the "Fund"), including the portfolio of investments, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prospector Fund as of June 30, 1996, the results of its operations, the changes in its net assets and financial highlights for the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP


Chicago, Illinois
August 15, 1996

VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                          PORTFOLIO OF INVESTMENTS
                                June 30, 1996
--------------------------------------------------------------------------------


Security Description                               Shares         Market Value
--------------------------------------------------------------------------------
COMMON STOCK AND EQUIVALENT 94.7%
CONSUMER DISTRIBUTION 1.9%
Dillard Department Stores, Inc. ...............      120           $  4,380
                                                                   --------

CONSUMER DURABLES 3.0%
Chrysler Corp. ................................       35              2,170
General Motors Corp. ..........................       40              2,095
Newell Co. ....................................       80              2,450
                                                                   --------
                                                                      6,715
                                                                   --------

CONSUMER NON-DURABLES 4.2%
Unilever ......................................       41              5,950
Philip Morris Companies, Inc. .................       35              3,640
                                                                   --------
                                                                      9,590
                                                                   --------

CONSUMER SERVICES 3.8%
Cox Communications, Inc. (b) ..................      110              2,379
International Game Technologies ...............      150              2,531
Tele-Communications, Inc. (b) .................      100              1,813
Time Warner, Inc. .............................       50              1,963
                                                                   --------
                                                                      8,686
                                                                   --------

ENERGY 14.7%
Coastal Corp. .................................       50              2,088
Exxon Corp. ...................................       60              5,213
Norsk Hydro AS - ADR (Norway) .................      120              5,865
Pacific Enterprises ...........................       85              2,518
Panhandle Eastern Corp. .......................      140              4,603
Pogo Producing Co. ............................       75              2,859
Repsol SA - ADR (Spain) .......................       60              2,085
Shell Transport & Trading PLC - ADR (UK) ......       40              3,520
Sonat, Inc. ...................................       50              2,250
Texaco, Inc. ..................................       25              2,097
                                                                   --------
                                                                     33,098
                                                                   --------


FINANCE 22.3%
Aetna Life & Casualty Co. .....................       30              2,145
AFLAC, Inc. ...................................       75              2,241
Allmerica Financial Corp. .....................       80              2,380
Allstate Corp. ................................      125              5,703
AMBAC, Inc. ...................................       45              2,346
American Bankers Insurance Group...............      245             10,684
Bear Stearns Companies, Inc. ..................       94              2,221
Chase Manhattan Corp. .........................      125              8,828
Franklin Resources, Inc. ......................       40              2,440
MBIA, Inc. ....................................       70              5,451
SunAmerica, Inc. ..............................      105              5,933
                                                                   --------
                                                                     50,372
                                                                   --------






                                             See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                           PORTFOLIO OF INVESTMENTS

                          June 30, 1996 (Continued)
--------------------------------------------------------------------------------


Security Description                               Shares         Market Value
--------------------------------------------------------------------------------
HEALTH CARE 8.3%
Astra AB - ADR (Sweden) ...........................   45           $ 1,969
Bristol Myers Squibb Co. ..........................   75             6,750
Mallinckrodt Group, Inc. ..........................  200             7,775
Warner Lambert Co. ................................   40             2,200
                                                                   -------
                                                                    18,694
                                                                   -------

PRODUCER MANUFACTURING 3.1%
WMX Technologies, Inc. ............................  215             7,041
                                                                   -------


RAW MATERIAL/PROCESSING INDUSTRIES 11.4%
Boise Cascade Corp. ...............................  105             3,846
Du Pont Ei De Nemours & Co. .......................   50             3,956
International Paper Co. ...........................   60             2,213
Lyondell Petrochemical Co. ........................  100             2,413
Mead Corp. ........................................  125             6,484
Monsanto Co. ......................................   80             2,600
Willamette Industries, Inc. .......................  490             4,165
                                                                   -------
                                                                    25,677
                                                                   -------


TECHNOLOGY 6.1%
Avnet, Inc. .......................................   50             2,106
Gateway 2000, Inc. (b) ............................  150             5,100
Intel Corp. .......................................   50             3,672
Lucent Technologies, Inc. (b) .....................   15               568
Sun Guard Data Systems, Inc. (b) ..................   60             2,408
                                                                   -------
                                                                    13,854
                                                                   -------


TRANSPORTATION 1.1%
Canadian National Railway Co. (Canada) ............  130             2,389
                                                                   -------



UTILITIES 14.8%
FPL Group, Inc. ...................................   45             2,070
Houston Industries, Inc. ..........................  100             2,463
Idaho Power Co. ...................................   80             2,490
Illinova Corp. ....................................  215             6,181
MCI Communications Corp. ..........................   50             1,281
Minnesota Power & Light Co. .......................   80             2,320
Oklahoma Gas & Electric Co. .......................   45             1,783
Portland General Corp. ............................   70             2,161
Sprint Corp. ......................................   50             2,100
Tele Denmark AS - ADS (Denmark) ...................  230             5,836
Telefonica De Espana - ADR (Spain) ................   45             2,481



                                              See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                          PORTFOLIO OF INVESTMENTS

                         June 30, 1996 (Continued)
--------------------------------------------------------------------------------


Security Description                               Shares         Market Value
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)
Texas Utilities Co. .............................     50           $  2,138
                                                                   --------
                                                                     33,304
                                                                   --------


TOTAL LONG-TERM INVESTMENTS 94.7%
  (Cost $195,928) (a) ...........................                   213,800

OTHER ASSETS IN EXCESS OF LIABILITIES 5.3% ......                    11,904
                                                                   --------
NET ASSETS 100.0% ...............................                  $225,704
                                                                   ========


(a) At June 30, 1996, cost for federal income tax purposes is $195,928; the aggregate gross unrealized appreciation is $19,477 and the aggregate gross unrealized depreciation is $1,605, resulting in net unrealized appreciation of $17,872.


(b)  Non-income producing security as this stock does not declare dividends.



                                              See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1996
--------------------------------------------------------------------------------


ASSETS:
  Investments, at Market Value (Cost $195,928) (Note 1) ......    $ 213,800
  Cash .......................................................       15,313
  Receivables:
    Distributor ..............................................        5,373
    Securities Sold ..........................................        2,116
    Dividends ................................................          265
  Unamortized Organizational Expenses (Note 1) ...............       36,100
                                                                   --------
      Total Assets ...........................................      272,967
                                                                   --------

LIABILITIES:

  Payables:
     Organizational Expenses .................................       40,000
     Securities Purchased ....................................        3,911
     Income Distributions ....................................          527
  Deferred Compensation and Retirement Plans (Note 2) ........        2,825
                                                                   --------
      Total Liabilities ......................................       47,263
                                                                   --------
NET ASSETS ...................................................     $225,704
                                                                   ========

NET ASSETS CONSIST OF:
  Capital (Note 3) ...........................................     $200,000
  Net Unrealized Appreciation on Securities ..................       17,872
  Accumulated Net Realized Gain on Securities ................        6,920
  Accumulated Undistributed Net Investment Income ............          912
                                                                   --------
NET ASSETS ...................................................     $225,704
                                                                   ========

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $78,900 and 7,000 shares
     of capital stock issued and outstanding) (Note 3) .......     $  11.27
     Maximum sales charge (5.75%* of offering price) .........         0.69
                                                                   --------

     Maximum offering price to public ........................     $  11.96
                                                                   ========

  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $73,402 and 6,500 shares
     of capital stock Issued and outstanding) (Note 3) .......     $  11.29
                                                                   ========
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $73,402 and 6,500 shares
     of capital stock issued and outstanding) (Note 3) .......     $  11.29
                                                                   ========


    * On sales of $50,000 or more, the sales charge will be reduced.



                                              See Notes to Financial Statements

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            STATEMENT OF OPERATIONS

                 FOR THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT
                   OF INVESTMENT OPERATIONS) TO JUNE 30, 1996

INVESTMENT INCOME:
Dividend .............................................................  $ 2,547
Interest .............................................................      244
                                                                        -------
    Total Income .....................................................    2,791
                                                                        -------

EXPENSES:
Audit ................................................................    7,500
Trustees Fees and Expenses (Note 2) ..................................    5,250
Amortization of Organizational Expenses (Note 1) .....................    3,900
Accounting (Note 2) ..................................................    1,000
Legal (Note 2) .......................................................    1,000
Printing .............................................................    1,000
Investment Advisory Fee (Note 2) .....................................      757
Custody (Note 1) .....................................................      469
                                                                        -------


     Total Expenses ..................................................   20,876
     Less:  Fees Waived and Expenses Reimbursed
     ($757 and $18,684, respectively) ................................   19,441
     Earning Credits on Cash Balances (Note 1) .......................       83
                                                                        -------

     Net Expenses ....................................................    1,352
                                                                        -------

NET INVESTMENT INCOME ................................................  $ 1,439
                                                                        =======
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
  Net Realized Gain on Investments ...................................  $ 6,920
                                                                        -------

Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period ............................................        0


  End of the Period:
  Investments ........................................................
                                                                         17,872
                                                                        -------

Net Unrealized Appreciation on Securities During the Period ..........   17,872
                                                                        -------

NET REALIZED AND UNREALIZED GAIN ON SECURITIES .......................   24,792
                                                                        =======
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................  $26,231
                                                                        =======


                                            See Notes to Financial Statements

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND


                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT
                  OF INVESTMENT OPERATIONS) TO JUNE 30, 1996



FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income .............................................  $  1,439
Net Realized Gain on Securities ...................................     6,920
Net Unrealized Appreciation on Securities During the Period .......    17,872
                                                                     --------
Change in Net Assets from Operations ..............................    26,231
                                                                     --------

Distributions from Net Investment Income:
  Class A Shares ..................................................      (281)
  Class B Shares ..................................................      (123)
  Class C Shares ..................................................      (123)
                                                                     --------
Total Distributions ...............................................      (527)
                                                                     --------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES ...........................................    25,704
                                                                     --------

TOTAL INCREASE IN NET ASSETS ......................................    25,704

Beginning of the Period ...........................................   200,000
                                                                     --------

End of the Period (including undistributed net investment
  income of $912) .................................................  $225,704
                                                                     ========


                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
                         Notes to Financial Statements
                                 June 30, 1996



1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Prospector Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date.

D. ORGANIZATIONAL EXPENSES - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually.

G. EXPENSE REDUCTIONS - During the period ended June 30, 1996, the Fund's custody fee was reduced by $83 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:



Average Net Assets         % Per Annum
--------------------------------------
First $500 million                .70%
Next $500 million                 .65%
Over $1 billion                   .60%

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the period ended June 30, 1996, the Fund incurred expenses of approximately $1,000 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
     The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
     At June 30, 1996, VKAC owned all shares of Classes A, B and C, respectively.

                           VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class without par value authorized. At June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A, B and C, respectively.
     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                              Contingent Deferred
                                  Sales Charge

                              Class B      Class C
Year of Redemption             Shares       Shares
--------------------------------------------------
First                          4.00%        1.00%
Second                         3.75%        None
Third                          3.50%        None
Fourth                         2.50%        None
Fifth                          1.50%        None
Sixth                          1.00%        None
Seventh and Thereafter         None         None

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchased and proceeds from sales, excluding short-term investments, were $332,687 and $143,680, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                             AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

    Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a newly organized diversified open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund expects to often have a substantial portion of its assets invested in small and medium sized companies. There can be no assurance that the Fund will achieve its investment objective. The Fund is a separate series of Van Kampen American Capital Equity Trust.

    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated October 28, 1996, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 772-8889. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------
                   THIS PROSPECTUS IS DATED OCTOBER 28, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----
Prospectus Summary.............................................     3
Shareholder Transaction Expenses...............................     5
Annual Fund Operating Expenses and Example.....................     6
Financial Highlights...........................................     8
The Fund.......................................................     9
Investment Objective and Policies..............................     9
Portfolio Securities...........................................    11
Investment Practices...........................................    13
Investment Advisory Services...................................    19
Alternative Sales Arrangements.................................    21
Purchase of Shares.............................................    23
Shareholder Services...........................................    32
Redemption of Shares...........................................    36
The Distribution and Service Plans.............................    39
Distributions from the Fund....................................    41
Tax Status.....................................................    42
Fund Performance...............................................    45
Description of Shares of the Fund..............................    45
Additional Information.........................................    46

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a newly organized diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES AND RISKS. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks and, when viewed appropriate, in other securities such as debt securities, preferred stocks, convertible securities and warrants. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock or other equity securities believed by the Adviser at the time of investment to have an above average potential for capital growth. The Fund expects that it often will have a substantial portion of its assets invested in equity securities of small and medium size companies, although the Fund is free to invest any portion of its assets in securities of larger companies that the Adviser believes have an above average potential for capital growth. Small and medium size companies are companies that have a total market capitalization not greater than that of the 500 largest companies whose securities are listed or admitted for trading on a national securities exchange or market system.

  The Fund's primary approach is to seek what the Adviser believes to be unusually attractive growth opportunities on an individual company basis. The Adviser will utilize a bottom-up, disciplined approach in selecting companies for investment. The Fund generally will seek companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing market or industry conditions. The Adviser expects that many of the companies in the Fund's portfolio will at the time of investment be experiencing high rates of earnings growth. Investments in such companies may offer greater opportunities for growth of capital than do companies having more established products, services or markets or in later stages of the growth cycle, but also involve special risks.

  Such companies often have limited or cyclical product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. Common stock of such companies may trade at high price to earnings ratios relative to more established companies, and rates of earnings growth may be volatile. The securities of such companies may be subject to more abrupt or erratic market movements than securities of more established companies or the market averages in general.

  Although the Fund will not make any investment if as a result more than 25% of its total assets will be invested in any single industry, a significant portion of the

Fund's assets may from time to time be invested in securities of companies in the same sector of the market. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

  The Fund's net asset value per share will fluctuate depending on market conditions and other factors. See "Investment Objective and Policies."

INVESTMENT PRACTICES AND RISKS. The Fund may invest up to 20% of its assets in securities issued by non-U.S. issuers. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, confiscatory taxation and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

  Subject to certain limitations, the Fund also may use various investment techniques including options, futures and other derivatives, entering into when-issued or delayed delivery transactions, lending portfolio securities and entering into repurchase agreements. Such transactions entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                              CLASS A        CLASS B           CLASS C
                              SHARES          SHARES            SHARES
                              -------     --------------    --------------
Maximum sales charge
  imposed on purchases (as
  a percentage of the
  offering price)..........   5.75%(1)         None              None
Maximum sales charge
  imposed on reinvested
  dividends (as a
  percentage of the
  offering price)..........     None         None(3)           None(3)
Deferred sales charge (as a
  percentage of the lesser
  of the original purchase
  price or redemption
  proceeds)................   None(2)     Year 1--5.00%     Year 1--1.00%
                                          Year 2--4.00%      After--None
                                          Year 3--3.00%
                                          Year 4--2.50%
                                          Year 5--1.50%
                                           After--None
Redemption fees (as a
  percentage of amount
  redeemed)................     None           None              None
Exchange fees..............     None           None              None

------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class A Shares of $1 million or more."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                              CLASS A      CLASS B      CLASS C
                                              SHARES       SHARES       SHARES
                                             ---------    ---------    ---------
Management fees(1) (as a percentage of
  average daily net assets)................    0.00%        0.00%        0.00%
12b-1 fees(2) (as a percentage of average
  daily
  net assets)..............................    0.25%        1.00%        1.00%
Other expenses(1) (as a percentage of
  average daily net assets; after expense
  reimbursement)...........................    1.04%        1.05%        1.05%
Total expenses(1) (as a percentage of
  average
  daily net assets)........................    1.29%        2.05%        2.05%

------------------------------------------------------------------------------
(1) The Adviser has agreed to waive management fees or reimburse ordinary Fund expenses through June 30, 1997 to the extent necessary so that total annual Fund operating expenses for such period would not exceed 1.30%, 2.05% and 2.05% for Class A Shares, Class B Shares and Class C Shares, respectively. Absent the Adviser's waiver of its fees and assumption of the expenses of the Fund for the fiscal year ending June 30, 1996 the "Management fees" would have been 0.75% for each class of shares, "Other expenses" would have been 1.05%, 1.06% and 1.06% for Class A Shares, Class B Shares and Class C Shares, respectively, and "Total expenses" would have been 2.05%, 2.81% and 2.81% for Class A Shares, Class B Shares and Class C Shares, respectively.

(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "The Distribution and Service Plans."

EXAMPLE:

                                                             ONE     THREE
                                                             YEAR    YEARS
                                                             ----    -----
You would pay the following expenses on a $1,000
  investment, assuming (i) an operating expense ratio of
  1.29% for Class A Shares, 2.05% for Class B Shares and
  2.05% for Class C Shares, (ii) 5% annual return and (iii)
  redemption at the end of each time period:
  Class A Shares...........................................  $70      $96
  Class B Shares...........................................  $71      $94
  Class C Shares...........................................  $31      $64
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each
  period:
  Class A Shares...........................................  $70      $96
  Class B Shares...........................................  $21      $64
  Class C Shares...........................................  $21      $64

------------------------------------------------------------------------------

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. As Fund assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expenses" table. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "The Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund throughout the period indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for the period, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the audited financial statements and related notes thereto included in the Statement of Additional Information.

                                                                                                         CLASS A SHARES
                                                                                                        ----------------
                                                                                                          MAY 29, 1996
                                                                                                        (COMMENCEMENT OF
                                                                                                           INVESTMENT
                                                                                                          OPERATIONS)
                                                                                                          TO JUNE 30,
                                                                                                              1996
                                                                                                        ----------------
Net Asset Value, Beginning of Period...................................................................      $9.430
                                                                                                              -----
 Net Investment Income.................................................................................       (.002)
 Net Realized and Unrealized Gain on Investments.......................................................       (.310)
                                                                                                              -----
Total from Investment Operations.......................................................................       (.312)
                                                                                                              -----
Less Distributions from Net Investment Income..........................................................          --
                                                                                                              -----
Net Asset Value, End of Period.........................................................................      $9.118
                                                                                                             ======
Total Return* (Non-Annualized).........................................................................       (3.29)%
Net Assets at End of Period (in millions)..............................................................      $ 30.3
Ratio of Expenses to Average Net Assets* (Annualized)..................................................        1.29%
Ratio of Net Investment Income to Average Net Assets* (Annualized).....................................        (.50)%
Portfolio Turnover.....................................................................................           4%
----------------
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
 Ratio of Expenses to Average Net Assets (Annualized)..................................................        2.05%
 Ratio of Net Investment Income to Average Net Assets (Annualized).....................................       (1.25)%

                                                                                                          CLASS B SHARES
                                                                                                         ----------------
                                                                                                           MAY 29, 1996
                                                                                                         (COMMENCEMENT OF
                                                                                                            INVESTMENT
                                                                                                           OPERATIONS)
                                                                                                           TO JUNE 30,
                                                                                                               1996
                                                                                                         ----------------
Net Asset Value, Beginning of Period...................................................................       $9.430
                                                                                                               -----
 Net Investment Income.................................................................................        (.006)
 Net Realized and Unrealized Gain on Investments.......................................................        (.312)
                                                                                                               -----
Total from Investment Operations.......................................................................        (.318)
                                                                                                               -----
Less Distributions from Net Investment Income..........................................................           --
                                                                                                               -----
Net Asset Value, End of Period.........................................................................       $9.112
                                                                                                              ======
Total Return* (Non-Annualized).........................................................................        (3.39)%
Net Assets at End of Period (in millions)..............................................................       $ 25.5
Ratio of Expenses to Average Net Assets* (Annualized)..................................................         2.05%
Ratio of Net Investment Income to Average Net Assets* (Annualized).....................................        (1.28)%
Portfolio Turnover.....................................................................................            4%
----------------
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
 Ratio of Expenses to Average Net Assets (Annualized)..................................................         2.81%
 Ratio of Net Investment Income to Average Net Assets (Annualized).....................................        (2.04)%

                                                                                                          CLASS C SHARES
                                                                                                         ----------------
                                                                                                           MAY 29, 1996
                                                                                                         (COMMENCEMENT OF
                                                                                                            INVESTMENT
                                                                                                           OPERATIONS)
                                                                                                           TO JUNE 30,
                                                                                                               1995
                                                                                                         ----------------
Net Asset Value, Beginning of Period...................................................................       $9.430
                                                                                                               -----
 Net Investment Income.................................................................................        (.006)
 Net Realized and Unrealized Gain on Investments.......................................................        (.311)
                                                                                                               -----
Total from Investment Operations.......................................................................        (.317)
                                                                                                               -----
Less Distributions from Net Investment Income..........................................................           --
                                                                                                               -----
Net Asset Value, End of Period.........................................................................       $9.113
                                                                                                              ======
Total Return* (Non-Annualized).........................................................................        (3.39)%
Net Assets at End of Period (in millions)..............................................................       $  3.9
Ratio of Expenses to Average Net Assets* (Annualized)..................................................         2.05%
Ratio of Net Investment Income to Average Net Assets* (Annualized).....................................        (1.28)%
Portfolio Turnover.....................................................................................            4%

----------------
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
 Ratio of Expenses to Average Net Assets (Annualized)..................................................         2.81%
 Ratio of Net Investment Income to Average Net Assets (Annualized).....................................        (2.04)%


                  See Financial Statements and Notes Thereto.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a mutual fund. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping. The Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund's investment objective is to seek capital growth. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on investments is incidental to the objective of capital growth. There can be no assurance that the Fund will achieve its investment objective and full consideration should be given to the risks inherent in the investment techniques that the Fund may use.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock or other equity securities believed by the Adviser at the time of investment to have an above average potential for capital growth. The Fund expects that it often will have a substantial portion of its assets invested in equity securities of small and medium size companies, although the Fund is free to invest any portion of its assets in securities of larger companies that the Adviser believes have an above average potential for capital growth. Small and medium size companies are companies that have a total market capitalization not greater than that of any of the 500 largest companies whose securities are listed or admitted for trading on a national securities exchange or market system. The Fund may invest up to 20% of its total assets (measured at the time of investment) in securities of foreign issuers. While the Fund will invest primarily in common stocks, it also may invest in other securities such as debt securities, preferred stocks, convertible securities and warrants.

  The Fund's primary approach is to seek what the Adviser believes to be unusually attractive growth opportunities on an individual company basis. The Adviser will utilize a bottom-up, disciplined approach in selecting companies for investment. The Fund generally will seek companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing market or industry conditions. The Adviser expects that many of the companies in the Fund's portfolio will at the time of investment be experiencing high rates of earnings growth. Investments in such companies may offer greater opportunities for growth of capital than do companies having more established products, services or markets or in later stages of the growth cycle, but also involve special risks. Such companies often have limited or cyclical product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. Common stock of such companies may trade at high price to earnings ratios relative to more established companies, and rates of earnings growth may be volatile. The securities of such companies may be subject to more abrupt or erratic market movements than securities of more established companies or the market averages in general.

  The companies and industries in which the Fund invests will change over time depending on the Adviser's analyses of growth opportunities. Although the Fund will not make any investment if as a result more than 25% of its total assets will be invested in any single industry, a significant portion of the Fund's assets may from time to time be invested in securities of companies in the same sector of the market. This may occur, for example, when the Adviser believes that several companies in the same sector each offer unusually attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

  The Fund may also invest in special situations. Special situations typically involve new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, securities of small capitalization companies generally are traded in lower volume than those issued by larger companies. There is no direct limitation on the Fund's ability to invest in special situations as a class. The Fund's investments in special situations will be subject to the Fund's investment policies and restrictions, including its fundamental investment restrictions. These policies and restrictions may restrict the Fund's ability to make particular special situation investments. See "Investment Policies and Restrictions" in the Statement of Additional Information. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other security holder or class of shareholders, including holders of such entity's debt securities, preferred stock and other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities or preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Fund may invest in equity or fixed income securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Fund may engage. See "Investment Practices -- Strategic Transactions." Such investments may include structured securities, the principal value of or income from which may fluctuate in whole or in part in relation to the value of another security or an index of securities.

  INCOME SECURITIES. The Fund may invest in income securities, which include primarily debt securities of various maturities. The Fund will only invest in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated as least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any nationally recognized rating organization, or, if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Income securities A or higher by S&P or A or higher by Moody's generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e. securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make sure payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of the portfolio securities. The values of income securities may change as interest rate levels fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  WARRANTS. The Fund may invest up to 5% of its assets in warrants (measured at the time of investment), which are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than most other types of equity investment. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may retain in its portfolio any securities received upon the exercise of a warrant.

  FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in securities of foreign issuers (measured at the time of investment). Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status."

  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions, enter into currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase and reverse repurchase agreements and lend its portfolio securities in each case, subject to the limitations set forth below. These investments entail risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

  If the Adviser forecasts a market decline, the Fund may take a defensive position, reducing its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sale of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Certain Strategic Transactions may provide the opportunity for increased income, but may have characteristics similar to leverage. As a result, increases and decreases in the net asset value of the Fund may be larger than comparable changes in the net asset value of the Fund if the Fund did not engage in such Strategic Transactions. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  REPURCHASE AGREEMENTS. The Fund may use up to 25% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investments in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that funds advised or subadvised by the Adviser or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Fund pursuant to such rules.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  BORROWINGS. The Fund is authorized to borrow money (including entering into reverse repurchase agreements) to the full extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), although it has no intention to do so in an amount exceeding 5% of the Fund's total assets or for other than temporary purposes, such as clearances of portfolio transactions, share repurchase and payment of dividends and distributions. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the

Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.

  SHORT-TERM TRADING. Under certain market conditions, the Fund may seek profits by engaging in short-term trading. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities owned by the Fund is known as "portfolio turnover." The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio may exceed 100% but should generally be less than 200%. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent short-term trading strategies are used, the Fund's portfolio turnover rate and expenses may be higher than that of other mutual funds. Such transactions may also result in realization of taxable capital gains. The Fund's ability to engage in short-term trading may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. See "Tax Status."

  SHORT SALES. The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times a short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.

  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

  RISKS. The Fund's investment in certain portfolio securities and other investment practices entail certain risks. Please see the discussion of such risks contained under "Investment Objective and Policies -- Portfolio Securities" and "Investment Practices."

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is also responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser and the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the Distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen American Capital.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc. The address of the Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee equal to a percentage of the average daily net assets of the Fund as follows:

                AVERAGE DAILY NET ASSETS                   % PER ANNUM
--------------------------------------------------------  -------------
First $500 million......................................  0.75 of 1.00%
Next $500 million.......................................  0.70 of 1.00%
Over $1 billion.........................................  0.65 of 1.00%

  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to charge all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.

  PORTFOLIO MANAGEMENT. Gary M. Lewis is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lewis has been Senior Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc., an affiliate of the Adviser, since October 31, 1995, and Senior Vice President and Portfolio Manager with the Adviser since December, 1995. From December, 1987 to December, 1995, Mr. Lewis was a Vice President and Portfolio Manager of Van Kampen American Capital Asset Management, Inc. Mr. Lewis has been primarily responsible for managing the Fund's investment portfolio since its inception.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (the "Class A Shares") or (b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge (a "CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC (and a higher aggregate distribution and service fee). However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC and state securities registration fees incurred by a class of shares;
(iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; and (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or directly with the Distributor, plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary, must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                          DEALER
                                                                        CONCESSION
                                                                        OR AGENCY
                                                                        COMMISSION
                                              TOTAL SALES CHARGE        ----------
                                          --------------------------    PERCENTAGE
                                          PERCENTAGE     PERCENTAGE         OF
          SIZE OF TRANSACTION             OF OFFERING      OF NET        OFFERING
           AT OFFERING PRICE                 PRICE       ASSET VALUE      PRICE
----------------------------------------------------------------------------------
Less than $50,000.......................      5.75%          6.10%         5.00%
$50,000 but less than $100,000..........      4.75           4.99          4.00
$100,000 but less than $250,000.........      3.75           3.90          3.00
$250,000 but less than $500,000.........      2.75           2.83          2.25
$500,000 but less than $1,000,000.......      2.00           2.04          1.75
$1,000,000 or more*.....................         *              *             *
----------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund or in combination with shares of Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees/directors of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  (9) Participants in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

 (10) Individuals who are members of a "qualified group" may purchase Class A Shares of the Fund without the imposition of a front end sales charge. For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other funds in the Van Kampen American Capital Family of Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organization nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

  CLASS B SHARES. Class B Shares redeemed within five years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                               CONTINGENT DEFERRED
                                                                SALES CHARGE AS A
                                                                  PERCENTAGE OF
                                                                  DOLLAR AMOUNT
YEAR SINCE PURCHASE                                             SUBJECT TO CHARGE
--------------------                                           -------------------
    First...................................................           5.00%
    Second..................................................           4.00%
    Third...................................................           3.00%
    Fourth..................................................           2.50%
    Fifth...................................................           1.50%
    Sixth and after.........................................           0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B Shares and Class C Shares automatically will convert to Class A Shares eight years or ten years, respectively, after the end of the month in which a shareholder's order to purchase the shares was accepted and thereafter will not be subject to the higher distribution fees applicable to Class B Shares and Class C Shares. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such shares from most of the burden of such distribution-related expenses. The Fund does not expect to issue any share certificates upon conversion.

  For purposes of conversion to Class A Shares, Class B Shares and Class C Shares purchased through the reinvestment of dividends and distributions paid in respect of shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the shares in the respective sub-account also will convert to Class A Shares.

  The CDSC schedule and conversion schedule applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Van Kampen American Capital fund from which such share originally was purchased. The holding period of a CDSC Share acquired through the exchange privilege is determined by reference to the date such share originally was purchased from a Van Kampen American Capital fund.

  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution and service fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) that the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares or Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of such shares would occur, and such shares might continue to be subject to the higher aggregate distribution and service fees for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. Such computation is made by using prices as of the close of trading on the New York Stock Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees of the Fund. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.
------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a surety bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  Class A Shares of Van Kampen American Capital funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund. Class A Shares of Van Kampen American Capital funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. The CDSC schedule and conversion schedule applicable to a Class B Share or Class C Share acquired through the exchange privilege is determined by reference to the Van Kampen American Capital fund from which such share originally was purchased. The holding period of a Class B Share or Class C Share acquired through the exchange privilege is determined by reference to the date such share originally was purchased from a Van Kampen American Capital fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge
Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. An involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the

Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such brokers, dealers or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1996, there were $951,670 and $51,161 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.73% and 1.30% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to annually declare dividends to holders of each class of shares of all or substantially all net investment income attributable to the respective class. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders annually. Distributions cannot be assured, and the amount of each distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after the Fund's transfer agent receives payments for such shares. However, shares become entitled to dividends on the day the Fund's transfer agent receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Prospectus.

  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). Tax-exempt Shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.

  The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Shares have been held for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in its Annual Report and its Statement of Additional Information each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represent an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "The Distribution and Service Plans."

  The Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to Van Kampen American Capital Aggressive Growth Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181.
Attn: Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
VAN KAMPEN AMERICAN CAPITAL
  AGGRESSIVE GROWTH FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Aggressive Growth Fund

Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Aggressive Growth Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                               AGGRESSIVE GROWTH

                                      FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S
                                OCTOBER 28, 1996

------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

  Van Kampen American Capital Aggressive Growth Fund (the "Fund") seeks capital growth. The Fund will seek to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund expects to often have a substantial portion of its assets invested in small and medium sized companies. Small and medium size companies are companies that have a total market capitalization not greater than that of any of the 500 largest companies whose securities are listed or admitted for trading on a national securities exchange or market system. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-2
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-11
Trustees and Officers................................................................   B-17
Legal Counsel........................................................................   B-26
Investment Advisory and Other Services...............................................   B-26
Custodian and Independent Accountants................................................   B-27
Tax Status of the Fund...............................................................   B-27
The Distributor......................................................................   B-27
Portfolio Transactions and Brokerage Allocation......................................   B-28
Performance Information..............................................................   B-29
Independent Accountants' Report......................................................   B-31
Financial Statements.................................................................   B-32
Notes to Financial Statements........................................................   B-39

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated April 26, 1996. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund and Van Kampen American Capital Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making

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

delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or

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liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  SPECULATIVE GRADE

  BB,B,CCC,CC,C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" is also used for debt subordinated to senior debt which is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  N.R. Not rated.

  R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations ranked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky on interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated 'B' are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

4. NOTES

  An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

  - Source of payment -- the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The Preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

  2. Nature of, and provisions of, the issue;

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated 'AA' also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
  A       An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.
  BB      Preferred stock rated 'BB', 'B', and 'CCC' are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated 'C' is a non paying issue.
  D       A preferred stock rated 'D' is a non paying issue with the issuer in default on debt instruments.
  N.R.    This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-) To provide more detailed indications of preferred stock quality, ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                  AMOUNT OF
                                                                 OWNERSHIP AT      CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                    OCTOBER 17, 1996     SHARES     OWNERSHIP
------------------------------------------------------------   ----------------    --------    ---------
Van Kampen American Capital Trust Company...................        919,431            A         14.40%
  2800 Post Oak Blvd.                                               787,623            B         14.17%
  Houston, TX 77056                                                  25,871            C          4.40%
Merrill Lynch Pierce Fenner & Smith.........................         90,734            C         15.45%
  Mutual Fund Operations
  Attn: Book Entry
  4800 Deer Lake Dr. E 3rd Fl.
  Jacksonville, FL 32246-6484

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee owns or would own 5% or more of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the period ended June 30, 1996, the Fund paid advisory expenses of $0.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital funds in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the period ended June 30, 1996, the Fund paid no expenses under the accounting services agreement.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1996, the Fund paid no expenses under the legal services agreement.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1996, the Fund has paid expenses under the Plans of $0, $9,200 and $1,900 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to the review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio may exceed 100% but should generally be less than 200%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                            PERFORMANCE INFORMATION

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for the period from May 29, 1996 (the commencement of investment operations of the Fund) through June 30, 1996 was (64.46)%.

  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1996 was (8.89)%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from its inception to June 30, 1996 was (3.29)%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for the period from May 29, 1996 (the commencement of investment operations of the Fund) through June 30, 1996 was (61.46)%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 was (8.22)%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class B Shares from its inception to June 30, 1996 was (3.39)%.

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for the period from May 29, 1996 (the commencement of operations of the Class C Shares) through June 30, 1996 was (39.06)%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1996 was (4.36)%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class C Shares from its inception to June 30, 1996 was (3.39)%.

                        INDEPENDENT ACCOUNTANT'S REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Aggressive Growth Fund (the "Fund"), including the portfolio of investments, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 29, 1996 (commencement of investment operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Aggressive Growth Fund as of June 30, 1996, the results of its operations, the changes in its net assets and financial highlights for the period from May 29, 1996 (commencement of investment operations) through June 30, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 12, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

                      Security Description                        Shares    Market Value
----------------------------------------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  10.2%
Central Garden & Pet Co. (b)....................................  30,000    $   540,000
Claires Stores, Inc.............................................  35,000        966,875
CompUSA, Inc. (b)...............................................  10,000        341,250
Consolidated Stores Corp. (b)...................................  11,000        404,250
ICT Group, Inc. (b).............................................   9,000        173,250
Just For Feet, Inc. (b).........................................   9,000        475,875
Regis Corp......................................................  23,000        718,750
Ross Stores, Inc................................................   8,000        278,000
Tiffany & Co....................................................   8,000        584,000
TJX Cos., Inc...................................................  20,000        675,000
U.S. Office Products Co. (b)....................................  22,000        924,000
                                                                            -----------
                                                                              6,081,250
                                                                            -----------
CONSUMER DURABLES  3.8%
Blyth Industries, Inc. (b)......................................  16,000        726,000
Bush Industries, Inc............................................  15,000        340,000
Gentex Corp. (b)................................................  24,000        468,000
Sturm Ruger & Co., Inc..........................................  16,000        744,000
                                                                            -----------
                                                                              2,278,000
                                                                            -----------
CONSUMER NON-DURABLES  2.5%
Borders Group, Inc. (b).........................................  10,000        322,500
Fila Holdings S.P.A. - ADR (Italy)..............................  11,000        948,750
Gadzooks, Inc. (b)..............................................   8,000        258,000
                                                                            -----------
                                                                              1,529,250
                                                                            -----------
CONSUMER SERVICES  16.9%
Accustaff, Inc. (b).............................................  14,000        381,500
Anchor Gaming...................................................  15,000        903,750
Apollo Group, Inc., Class A (b).................................  20,000        560,000
Bally Entertainment Corp. (b)...................................   9,000        247,500
CKE Restaurants, Inc............................................  15,000        382,500
Clear Channel Communications, Inc. (b)..........................  11,000        906,125
Corestaff, Inc. (b).............................................  15,000        671,250
Corrections Corp. of America (b)................................   6,000        420,000
Dave & Buster's, Inc. (b).......................................  20,000        535,000
Doubletree Corp. (b)............................................  25,000        887,500
Gartner Group, Inc. (b).........................................   5,000        183,125
HFS, Inc. (b)...................................................  12,000        840,000
Rainforest Cafe, Inc. (b).......................................  18,000        900,000
Regal Cinemas, Inc. (b).........................................  16,000        732,000

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                      Security Description                        Shares    Market Value
----------------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Romac International, Inc. (b)...................................  20,000    $   510,000
Sitel Corp. (b).................................................  25,000      1,050,000
                                                                            -----------
                                                                             10,110,250
                                                                            -----------
ENERGY  8.0%
Benton Oil & Gas Co. (b)........................................  20,000        440,000
Chesapeake Energy Corp. (b).....................................  16,500        988,625
Cliffs Drilling Co. (b).........................................  15,000        510,000
Comstock Resources, Inc. (b)....................................  35,000        356,563
Diamond Offshore Drilling (b)...................................  12,000        687,000
Energy Ventures, Inc. (b).......................................  18,000        585,000
Forcenergy Gas Exploration, Inc. (b)............................  15,000        283,125
Global Marine, Inc. (b).........................................  40,000        555,000
Global Natural Resources, Inc. (b)..............................  12,000        196,500
Marine Drilling Co., Inc. (b)...................................  20,000        202,500
                                                                            -----------
                                                                              4,804,313
                                                                            -----------
FINANCE  2.6%
Aames Financial Corp............................................  22,000        789,250
Imperial Credit Industries, Inc. (b)............................  25,000        756,250
                                                                            -----------
                                                                              1,545,500
                                                                            -----------
HEATH CARE  11.1%
Advanced Technology Labs, Inc. (b)..............................   6,000        219,000
Curative Technologies, Inc. (b).................................  30,000        787,500
FPA Medical Management, Inc. (b)................................  15,000        233,438
Guidant Corp....................................................   9,000        443,250
HBO & Co........................................................  15,000      1,016,250
Health Management Systems, Inc. (b).............................  10,000        317,500
Hologic, Inc. (b)...............................................  20,000        885,000
Jones Medical Industries, Inc...................................   6,000        199,500
Medicis Pharmaceutical, Class A (b).............................  10,000        412,500
Minimed, Inc. (b)...............................................  25,000        743,750
Protocol System, Inc. (b).......................................  20,000        460,000
Quintiles Transnational Corp. (b)...............................   5,000        328,750
Rexall Sundown, Inc. (b)........................................  10,000        270,000
U.S. Diagnostic Labs, Inc. (b)..................................  25,000        303,125
                                                                            -----------
                                                                              6,619,563
                                                                            -----------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                      Security Description                        Shares    Market Value
----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING  5.1%
Coastcast Corp. (b).............................................  21,000    $   399,000
JLG Industries, Inc.............................................   3,000        222,750
Oregon Metallurgical Corp. (b)..................................   8,000        236,000
Sanifill, Inc. (b)..............................................  14,000        689,500
U.S. Filter Corp. (b)...........................................  20,000        695,000
United Waste Systems, Inc. (b)..................................  25,000        806,250
                                                                            -----------
                                                                              3,048,500
                                                                            -----------
TECHNOLOGY  26.0%
Acxiom Corp. (b)................................................  20,000        682,500
Ascend Communications, Inc. (b).................................   6,000        337,500
Cadence Design Systems, Inc. (b)................................  19,000        641,250
Cascade Communications (b)......................................  16,000      1,088,000
Check Point Software Technology Ltd.............................   9,800        235,200
Checkpoint Systems, Inc. (b)....................................  21,000        721,875
Cisco Systems, Inc. (b).........................................  14,000        792,750
Citrix Systems, Inc. (b)........................................  10,000        380,000
Clarify, Inc. (b)...............................................  15,000        742,500
Cooper & Chyan Technology, Inc. (b).............................  21,000        459,375
Davox Corp. (b).................................................   6,000        177,000
DSP Communications, Inc. (b)....................................  20,000      1,027,500
McAfee Associates, Inc. (b).....................................  20,000        980,000
Microlog Corp. (b)..............................................  20,000        190,000
PairGain Technologies, Inc. (b).................................  17,000      1,054,000
Proxim, Inc. (b)................................................   6,000        241,500
Rational Software Corp. (b).....................................   5,000        268,750
Saville Systems Ireland PLC - ADR (Ireland) (b).................   8,000        221,000
SDL, Inc. (b)...................................................   6,000        166,500
Shiva Corp. (b).................................................  13,000      1,040,000
Siebel Systems, Inc. (b)........................................   4,800        147,600
U.S. Robotics Corp. (b).........................................  10,000        855,000
Uniphase Corp. (b)..............................................  25,000        887,500
Unison Software, Inc. (b).......................................  23,000        580,750
Verilink Corp. (b)..............................................   5,000        127,500
Viasoft, Inc. (b)...............................................  16,000      1,034,000
Visio Corp. (b).................................................   7,000        252,000
Vitesse Semiconductor Corp. (b).................................  10,000        240,000
                                                                            -----------
                                                                             15,571,550
                                                                            -----------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                      Security Description                        Shares    Market Value
----------------------------------------------------------------------------------------
TRANSPORTATION  0.9%
Atlas Air, Inc. (b).............................................   3,000    $   172,500
Seacor Holdings, Inc. (b).......................................   8,000        358,000
                                                                            -----------
                                                                                530,500
                                                                            -----------
UTILITIES  2.7%
ACC Corp. (b)...................................................  18,000        875,250
Cincinnati Bell, Inc............................................  14,000        729,750
                                                                            -----------
                                                                              1,605,000
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  89.8%
  (Cost $53,675,342) (a)................................................     53,723,676
                                                                            -----------
SHORT-TERM INVESTMENTS  14.4%
  REPURCHASE AGREEMENTS  11.1%
    Bank of America Securities ($6,615,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 06/28/96, to
    be sold on 07/01/96 at $6,618,004)..................................      6,615,000
  U.S. GOVERNMENT AGENCIES  3.3%
    Federal Home Loan Mortgage Corp. ($2,000,000 par, yielding 5.34%,
    08/12/96 maturity)..................................................      1,987,363
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS............................................      8,602,363
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.2%)...........................     (2,516,396)
                                                                            -----------
NET ASSETS  100%........................................................    $59,809,643
                                                                            ===========

(a) At June 30, 1996, cost for federal income tax purposes is $53,675,342; the aggregate gross unrealized appreciation is $2,119,998, and the aggregate gross unrealized depreciation is $2,071,664, resulting in net unrealized appreciation of $48,334.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $53,675,342) (Note 1).................  $53,723,676
Short-Term Investments (Note 1)..........................................    8,602,363
Cash.....................................................................        1,858
Receivables:
  Fund Shares Sold.......................................................    6,773,470
  Securities Sold........................................................    1,828,346
  Dividends..............................................................        3,058
  Other..................................................................        2,833
Unamortized Organizational Expenses (Note 1).............................       78,685
                                                                           -----------
      Total Assets.......................................................   71,014,289
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................   11,035,442
  Organizational Expenses................................................       80,000
  Fund Shares Repurchased................................................       41,318
  Distributor and Affiliates (Notes 2 and 5).............................       19,545
Accrued Expenses.........................................................       23,216
Deferred Compensation and Retirement Plans (Note 2)......................        5,125
                                                                           -----------
      Total Liabilities..................................................   11,204,646
                                                                           -----------
NET ASSETS...............................................................  $59,809,643
                                                                           ===========
NET ASSETS CONSIST OF:
Capital (Note 3).........................................................  $60,637,864
Net Unrealized Appreciation on Securities................................       48,334
Accumulated Net Investment Loss..........................................       (5,125)
Accumulated Net Realized Loss on Securities..............................     (871,430)
                                                                           -----------
NET ASSETS...............................................................  $59,809,643
                                                                           -----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $30,349,540 and 3,328,511 shares of capital stock issued and
    outstanding) (Note 3)................................................  $      9.12
    Maximum sales charge (5.75%* of offering price)......................          .56
                                                                           -----------
Maximum offering price to public.........................................  $      9.68
                                                                           ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $25,519,629 and 2,800,801 shares of capital stock issued and
    outstanding) (Note 3)................................................  $      9.11
                                                                           ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $3,940,474 and 432,385 shares of capital stock issued and
    outstanding) (Note 3)................................................  $      9.11
                                                                           ===========
*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Period May 29, 1996 (Commencement of
                  Investment Operations) through June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...................................................................  $  20,736
Dividends..................................................................      3,158
                                                                             ---------
    Total Income...........................................................     23,894
                                                                             ---------
EXPENSES:
Investment Advisory Fee (Note 2)...........................................     21,339
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $4,056, $12,173 and $1,931 respectively) (Note 5)........................     18,160
Audit Fees.................................................................     17,500
Trustees Fees and Expenses (Note 2)........................................      8,750
Amortization of Organizational Expenses (Note 1)...........................      1,315
Legal (Note 2).............................................................      1,000
Shareholder Services (Note 2)..............................................      1,000
Accounting (Note 2)........................................................        385
Other......................................................................      3,613
                                                                             ---------
    Total Expenses.........................................................     73,062
    Less Fees Waived and Expenses Reimbursed ($21,339 and $1,659,
      respectively)........................................................     22,998
                                                                             ---------
    Net Expenses...........................................................     50,064
                                                                             ---------
NET INVESTMENT LOSS........................................................  $ (26,170)
                                                                             =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments...........................................  $(871,430)
                                                                             ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..................................................          0
  End of the Period:
    Investments............................................................     48,334
                                                                             ---------
Net Unrealized Appreciation on Securities During the Period................     48,334
                                                                             ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES.............................  $(823,096)
                                                                             =========
NET DECREASE IN NET ASSETS FROM OPERATIONS.................................  $(849,266)
                                                                             =========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Period May 29, 1996 (Commencement
                of Investment Operations) through June 30, 1996
--------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................................... $    (26,170)
Net Realized Loss on Securities...........................................     (871,430)
Net Unrealized Appreciation on Securities During the Period...............       48,334
                                                                           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......................     (849,266)
                                                                           ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.................................................   61,468,641
Cost of Shares Repurchased................................................     (812,561)
                                                                           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........................   60,656,080
                                                                           ------------
TOTAL INCREASE IN NET ASSETS..............................................   59,806,814
NET ASSETS:
Beginning of the Period...................................................        2,829
                                                                           ------------
End of the Period (Including accumulated net investment loss of
  $(5,125))............................................................... $ 59,809,643
                                                                           ============

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 June 30, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $80,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and, if any, net realized gains.

For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years. Therefore, $21,045 of net investment loss generated by the Fund has been reclassified from accumulated net investment loss to capital. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses for certain periods.

                                 June 30, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the period ended June 30, 1996, the Fund recognized expenses representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 1996, the Fund recognized expenses of approximately $1,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $30,826,758, $25,826,587 and $3,984,519 for Classes A, B, and C, respectively. For the period ended June 30, 1996, transactions were as follows:

                                                 SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A.....................................  3,364,245   $31,165,017
  Class B.....................................  2,845,703    26,235,112
  Class C.....................................    441,454     4,068,512
                                                ---------   -----------
Total Sales...................................  6,651,402   $61,468,641
                                                =========   ===========
Repurchases:
  Class A.....................................    (35,834)  $  (327,971)
  Class B.....................................    (45,002)     (400,997)
  Class C.....................................     (9,169)      (83,593)
                                                ---------   -----------
Total Repurchases.............................    (90,005)  $  (812,561)
                                                =========   ===========

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                     CONTINGENT DEFERRED
                                                         SALE CHARGE
YEAR OF REDEMPTION                                 CLASS B         CLASS C
--------------------------------------------------------------------------
First...........................................     5.00%           1.00%
Second..........................................     4.00%            None
Third...........................................     3.00%            None
Fourth..........................................     2.50%            None
Fifth...........................................     1.50%            None
Sixth and Thereafter............................      None            None

    For the period ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $147,000 and CDSC on redeemed shares of approximately $2,800. Sales charges do not represent expenses of the Fund.

                                 June 30, 1996
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,490,022 and $1,943,250, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the period ended June 30, 1996, are payments to VKAC of approximately $11,100.